-------------------------------------------------------------------------------

                          $1,050,000,000 (APPROXIMATE)



                           GMAC RFC (GRAPHIC OMITTED)

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                 SERIES 2004-RS5


                           RAMP SERIES 2004-RS5 TRUST
                                     ISSUER


                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                    DEPOSITOR


                         RESIDENTIAL FUNDING CORPORATION
                                 MASTER SERVICER



                                  MAY 18, 2004


-------------------------------------------------------------------------------


                  CREDIT SUISSE FIRST BOSTON (GRAPHIC OMITTED)

The information herein has been provided solely by Credit Suisse First Boston LLC ("CSFB") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so. Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates. The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

RAMP SERIES 2004-RS5 TRUST STRUCTURAL SUMMARY
CHARACTERISTICS OF THE CERTIFICATES (1), (2), (3)

 -------------- -------------- -------------- ----------- ---------- ----------
                                                                      INTEREST
                                   RATINGS                PMT. DELAY   ACCRUAL
     CLASS       AMOUNT ($)    (S&P /MOODY'S)  BOND TYPE    (DAYS)      BASIS
 -------------- -------------- -------------- ----------- ---------- ----------
 A-I-1 (9)       $142,963,000     AAA / Aaa   Sr Fltr (4)     0      Actual/360
 A-I-2 (9)        $30,000,000     AAA / Aaa    Sr Fxd (5)    24       30/360
 A-I-3 (9)        $75,000,000     AAA / Aaa    Sr Fxd (7)    24        30/360
 A-I-4 (9)        $42,728,000     AAA / Aaa    Sr Fxd (7)    24        30/360
 A-I-5(9)         $69,309,000     AAA / Aaa   Sr Fxd (6,7)   24        30/360
 A-I-6(9)         $40,000,000     AAA /Aaa      Sr Fxd -     24        30/360
                                                NAS (7)
 TOTAL GROUP I   $400,000,000
 A-II-A          $263,737,000     AAA / Aaa   Sr Fltr(6,8)    0      Actual/360
 A-II-B1         $131,869,000     AAA /Aaa    Sr Fltr(6,8)    0      Actual/360
 A-II-B2          $66,820,000     AAA /Aaa    Sr Fltr(6,8)    0      Actual/360
 A-II-B3          $42,109,000     AAA /Aaa    Sr Fltr(6,8)    0      Actual/360
 A-II-B4          $22,940,000     AAA /Aaa    Sr Fltr(6,8)    0      Actual/360
 M-II-1           $62,400,000     AA / Aa2      Mez Fltr      0      Actual/360
                                                 (6,8)
 M-II-2           $30,875,000      A / A2       Mez Fltr      0      Actual/360
                                                 (6,8)
 M-II-3            $8,125,000      A- / A3      Mez Fltr      0      Actual/360
                                                 (6,8)
 M-II-4           $11,375,000    BBB+ / Baa1    Mez Fltr      0      Actual/360
                                                 (6,8)
 M-II-5            $9,750,000    BBB / Baa2     Mez Fltr      0      Actual/360
                                                 (6,8)
 TOTAL GROUP     $650,000,000
 II
 GRAND TOTAL    $1,050,000,000
 -------------- -------------- -------------- ----------- ---------- ----------


continued from above
                  ----------- ---------------- --------------- ----------------
                                 PMT. WINDOW         EXP.            FINAL
                   WAL (YRS.) (MOS.) TO CALL /   MATURITY TO      SCHEDULED
    CLASS           TO CALL       # OF MOS.          CALL          MATURITY
------------      ----------- ---------------- --------------- ----------------
A-I-1 (9)            1.00       1 - 23 / 23      April 2006       March 2023
A-I-2 (9)            2.19       23 - 29 / 7     October 2006      June 2025
A-I-3 (9)            3.23      29 - 51 / 23     August 2008     September 2029
A-I-4 (9)            5.00      51 - 72 / 22       May 2010       August 2031
A-I-5(9)             8.67      72 - 117 / 46   February 2014       May 2034
A-I-6(9)             6.76      37 - 117 / 81
                                               February 2014       May 2034
TOTAL GROUP
A-II-A               2.56       1 - 96 / 96       May 2012         May 2034
A-II-B1              2.68       1 - 96 / 96       May 2012         May 2034
A-II-B2              1.00       1 - 23 / 23      April 2006       April 2025
A-II-B3              3.00      23 - 60 / 38       May 2009       August 2031
A-II-B4              7.01      60 - 96 / 37       May 2012         May 2034
M-II-1               5.38      38 - 96 / 59
                                                  May 2012         May 2034
M-II-2               5.36      37 - 96 / 60
                                                  May 2012         May 2034
M-II-3               5.35      37 - 96 / 60
                                                  May 2012         May 2034
M-II-4               5.35      37 - 96 / 60
                                                  May 2012         May 2034
M-II-5               5.35      37 - 96 / 60
                                                  May 2012         May 2034

____________________

NOTES:
(1) Class sizes subject to a 10% variance. (2) Pricing Speed Assumption:
        GroupI Loans:  20% HEP  (2.0%  CPR in month  1,  building  to 20% CPR by month 10, and remaining constant at 20% CPR thereafter)
        GroupII  Loans:  25% HEP (2.5%  CPR in month 1,  building  to 25% CPR by month 10, and remaining constant at 25% CPR thereafter)
(3) Each Certificate is illustrated as priced to both (i) the 10% optional call of the related Loan Group and (ii) to the maturity of the related Loan Group.
(4) The lesser of (i) one-month LIBOR plus the related margin and (ii) the Group I Net WAC Cap Rate.
(5) The pass-through rate on the Class A-I-2 Certificates will be equal to the related fixed rate per annum.
(6) If the 10% optional call for the Group I Loans is not exercised, the fixed rate used to calculate the coupon on the Class A-I-5 Certificates will increase by 0.50% per annum beginning on the second Distribution Date after the first possible related optional call date. Likewise, if the 10% optional call for the Group II Loans is not exercised, the margin on the Class A-II-A, Class A-II-B1 and Class A-II-B4 Certificates will double, and the margin on the Class M-II-1 through Class M-II-5 Certificates will each increase by a 1.5x multiple, in each case beginning on the second Distribution Date after the first possible related optional call date.
(7) The pass-through rates on the Class A-I-3, Class A-I-4, and Class A-I-6 Certificates will be equal to the related fixed rate per annum, subject to the Group I Net WAC Cap Rate. The pass-through rate on the Class A-I-5 Certificates will be equal to [5.75]% per annum, subject to the Group I Net WAC Cap Rate.
(8) The least of (i) one-month LIBOR plus the related margin, (ii) the Group II Net WAC Cap Rate and (iii) 14.00% per annum.
(9) Ambac will guarantee timely principal and interest, subject to certain limitations, as described herein.

TRANSACTION OVERVIEW


 ISSUER:                        RAMP Series 2004-RS5 Trust.

 CERTIFICATES:                  The Class A-I-1 through Class A-I-6 Certificates
                                (collectively, the "Class A-I Certificates") are
                                backed  by  primarily  first  lien,   fixed-rate
                                mortgage loans (the "Group I Loans").


                                The Class A-II-A Certificates are backed by first lien, adjustable-rate mortgage loans with original principal balances that will conform to Freddie Mac limitations (the "Group II-A Loans").


                                The Class A-II-B1 through Class A-II-B4 Certificates (collectively, the "Class A-II-B Certificates") are backed by first lien, adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations (the "Group II-B Loans").


                                The Class M-II-1 through Class M-II-5 Certificates (collectively, the "Class M-II Certificates") are backed by the Group II-A Loans and the Group II-B Loans (collectively, the "Group II Loans").


                                The Class A-II-A Certificates and Class A-II-B Certificates are referred to together as the "Class A-II Certificates." The Class A-I Certificates and Class A-II Certificates are referred to together as the "Class A Certificates."

 LEAD MANAGER:                  Credit Suisse First Boston LLC.

 CO-MANAGERS:                   Citigroup Global Markets Inc., J.P. Morgan
                                Securities Inc., and  Residential Funding
                                Securities Corporation.

 DEPOSITOR:                    Residential Asset Mortgage Products, Inc."RAMP").
                                JPMorgan Chase Bank.
 TRUSTEE:

 MASTER SERVICER:               Residential Funding Corporation (the "Seller",
                                "Master Servicer" or
                                "Residential Funding"), an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

 SUBSERVICER:                   Primary    servicing   will   be   provided   by
                                HomeComings      Financial     Network,     Inc.
                                ("HomeComings")  with  respect to  approximately
                                93.93% of the Group I Loans and all of the Group
                                II Loans, which includes approximately 12.99% of the Group II Loans the servicing of which will be transferred to HomeComings within 90 days of Settlement Date. HomeComings is a wholly-owned subsidiary of Residential Funding Corporation.

 CLASS A-I CERTIFICATE          Ambac Assurance Corporation ("Ambac"), rated
                                Aaa by Moody's and AAA by
 INSURER:                       Standard & Poor's.

 CUT-OFF DATE:                  May 1, 2004.

 STATISTICAL CALCULATION DATE:  May 1, 2004.

 SETTLEMENT DATE:   On or about May 27, 2004.

DISTRIBUTION  DATES:

                    The 25th day of each month (if such day is not a business day, the first business day thereafter) commencing in June 2004

 FORM OF CERTIFICATES:

                    Book-entry form through DTC, Clearstream and Euroclear.

 ERISA CONSIDERATIONS:

                    It is expected that, as of the Settlement Date, the Class A Certificates will be eligible for purchase by employee benefit plans or other retirement arrangements that are subject to ERISA or section 4975 of the Internal Revenue Code, subject to certain conditions. The Class M-II Certificates are not expected to be eligible for purchase by such plans as of the Settlement Date. Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such a plan's acquisition and ownership of such Certificates.

 LEGAL INVESTMENTS:

                    The  Certificates  will  not  constitute   "mortgage-related
                    securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

 TAX STATUS:

                    One or more REMIC elections.

 COLLATERAL DESCRIPTION:

                    Two loan groups: Group I (fixed) and Group II (adjustable).

                               ,, Group I Loans will consist of primarily  first
                                  lien, fixed-rate mortgage loans with an aggregate principal balance of approximately $[400,000,000] as of the Cut-off Date.
                               ,, Group II-A Loans will  consist of first  lien,
                                  adjustable-rate mortgage loans with original principal balances that will conform to Freddie Mac guidelines with an aggregate principal balance of approximately $[325,000,000] as of the Cut-off Date.
                               ,, Group II-B Loans will  consist of first  lien,
                                  adjustable-rate mortgage loans with original principal balances that may or may not conform to either Freddie Mac or Fannie Mae guidelines with an aggregate principal balance of approximately $[325,000,000] as of the Cut-off Date.

 PREPAYMENT ASSUMPTIONS:


                    Group I - 20% HEP (2.0% CPR in month 1, building to 20% CPR by month 10, and remaining constant at 20% CPR thereafter).

                    Group II - 25% HEP (2.5% CPR in month 1, building to 25% CPR by month 10, and remaining constant at 25% CPR thereafter).

 OPTIONAL CALLS:

                    If the aggregate principal balance of either the Group I Loans or Group II Loans falls below 10% of the original principal balance of the respective group (the "Optional Call Date"), the Master Servicer may terminate the trust with respect to that loan group. The optional calls are independent of each other. The exercise of the optional calls may be subject to limitations as described in the prospectus supplement.

  THE NEGOTIATED CONDUIT ASSET PROGRAM:

                    The mortgage loans included in the trust were acquired and evaluated under Residential Funding's "Negotiated Conduit Asset Program" or NCA program. Through the NCA program, Residential Funding seeks to acquire targeted mortgage loan products which do not meet the guidelines for Residential Funding's other securitization programs.

                    Residential Funding's other programs are identified as follows:

                               ,, Jumbo  A  program,   under  which  Residential
                                  Funding purchases "A quality," non-conforming mortgage loans, which are then securitized under the RFMSI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan made to a borrower with a higher total debt-to-income ratio than that allowed by Residential Funding's "Jumbo A" program.
                               ,, Expanded   Criteria   program,   under   which
                                  Residential Funding purchases mortgage loans to "A quality" borrowers whose collateral characteristics differ from conforming and jumbo guidelines, which are then securitized under the RALI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan where the combination of loan-to-value ratio, credit score and documentation type do not meet Residential Funding's "Expanded Criteria" program guidelines.
                               ,, Home Solution program, under which Residential
                                  Funding purchases first lien "A quality" mortgage loans with LTV's up to 107%, which are then securitized under the RAMP-RZ shelf. An example of an NCA program loan includes, but is not limited to, a loan made to a borrower who does not meet reserve requirements of the program or whose total debt-to-income exceeds underwriting guidelines of Residential Funding's "Home Solution" program.
                               ,, AlterNet  program,   under  which  Residential
                                  Funding purchases mortgage loans with characteristics that do not meet traditional "A quality" credit requirements, which are then securitized under the RASC shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan with a higher loan-to-value ratio than the credit grade within Residential Funding's "Alternet" program guidelines allows.


  CREDIT ENHANCEMENT:

                    A. AMBAC WRAP ("THE POLICY"; CLASS A-I CERTIFICATES ONLY).

                                Ambac will guarantee: (a) interest on the Class A-I Certificates at the related Pass-Through Rate, (b) the amount of any losses allocated to the Class A-I Certificates not covered by excess cash flow or overcollateralization and (c) the payment of principal on the Class A-I Certificates by no later than the May 2034 distribution date. The Policy will not guarantee any interest shortfalls relating to the Relief Act, prepayment interest shortfalls, or basis risk shortfalls.


                    B. LOAN GROUP II SUBORDINATION (CLASS A-II AND CLASS M-II CERTIFICATES ONLY).

                                Except as described below, with respect to the Group II Loans, if the Class M-II Certificates remain outstanding, losses on the Group II Loans which are not covered by excess cash flow or overcollateralization will be allocated to the class of Class M-II Certificates with the lowest payment priority, and the other classes of certificates will not bear any portion of such losses, except as described in the prospectus supplement. If none of the Class M-II
                                Certificates are outstanding, all such losses will be allocated to the Class A-II Certificates as described in the prospectus supplement.

GROUP II

Class           Intial Subordination (1)
A-II            22.70%
M-II-I          13.10%
M-II-2          8.35%
M-II-3          7.10%
M-11-4          5.35%
M-II-5          3.85%

     (1) Includes the target overcollateralization requirement as described herein.


                     C. OVERCOLLATERALIZATION ("OC")

                                        GROUP I         GROUP II
INITIAL (%ORIG)                         0.00%           0.00%
OC TARGET (% ORIG)                      3.00%           3.85%
STEPDOWN OC TARGET (% CURRENT)          6.00%           7.70%
OC FLOOR (% ORIG)                       0.50%           0.50%




                       D. LIMITED CROSS-COLLATERALIZATION.
                                The trust provides for cross-collateralization through the application of excess cash flow generated by one loan group to cover losses and to fund the required level of OC in the non-related loan group to the extent not covered by the excess cash flow for the non-related loan group.


                                E.  EXCESS SPREAD.
                                Group I: Initially equal to approximately 257 bps per annum. Group II: Initially equal to approximately 531 bps per annum.

  PRIORITY OF PAYMENTS:

                    Payments to the holders of the Certificates will be made from the available amount from each loan group generally as follows:

                               (1) Distribution of accrued and unpaid interest to the related certificates;
                               (2) Distribution of principal to the related certificates, in the priority described herein;

                               (3) Distribution of principal to the related certificates, and subsequently, to the non-related certificates, from the excess interest on the related mortgage loans, to cover realized losses;

                               (4) To the Certificate Insurer, reimbursement of any payments made with respect to the Class A-I Certificates by the Certificate Insurer under the certificate guaranty insurance policy;

                               (5) Distribution of additional principal to the related certificates, and subsequently, to the non-related certificates, from the excess interest on the related mortgage loans, until the required level of overcollateralization is reached;

                               (6) Payment to the related certificates and subsequently, to the non-related certificates, in respect of prepayment interest shortfalls;

                               (7) To the extent provided in the prospectus supplement, payment to certain Group I Certificates in respect of any Group I Net WAC Cap Shortfall Carry-Forward Amount due to the application of the cap on the related pass-through rate and payment to the Group II Certificates in respect of any Group II Basis Risk Shortfall Carry-Forward Amount, on a pro rata basis among the related certificates based on the amount of the Group I Net WAC Cap Shortfall or Group II Basis Risk Shortfall, as applicable;

                               (8) Payment to the related certificates and subsequently, to the non-related certificates, in respect of current relief act shortfalls;

                               (9) To pay to the holders of the related Class A Certificates, pro rata, and then to the Class M-II Certificates (if the related Class A Certificates are the Class A-II Certificates), in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

                               (10) To pay to the holders of the non-related Class A Certificates, pro rata, and then to the non-related Class M-II Certificates (if the non-related Class A Certificates are the Class A-II Certificates), in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

                               (11) Distribution of any remaining funds to the non-offered certificates.


  INTEREST ACCRUAL PERIOD:

                    Classes A-I-2 through Class A-I-6 Certificates: the calendar month preceding the current Distribution Date on a 30/360 basis.


                    Class A-I-1, Class A-II and Class M-II Certificates: from and including the preceding Distribution Date (for the first accrual period, the closing date) up to but excluding the current Distribution Date, on an actual/360 basis.

  PASS-THROUGH RATES:           Group I Pass-Through Rates:

                               ,, On each  Distribution  Date,  the Class  A-I-1
                                  Pass-Through Rate will be a per annum rate equal to the lesser of (i) One-Month LIBOR plus [ ]% (the "Class A-I-1 Margin") and (ii) the Group I Net WAC Cap Rate.
                               ,, On each Distribution Date, for the Class A-I-2
                                  Certificates, interest will accrue at a fixed rate equal to their respective fixed rate coupons.
                               ,, On  each  Distribution  Date,  for  the  Class
                                  A-I-3, Class A-I-4 and Class A-I-6 Certificates, interest will accrue at a rate, equal to the lesser of (a) their respective fixed rate coupons and (b) the Group I Net WAC Cap Rate.
                               ,, On each  Distribution  Date,  interest  on the
                                  Class A-I-5 Certificates will accrue at a rate, equal to the lesser of (a) [5.75]% per annum and (b) the Group I Net WAC Cap Rate. The fixed rate used to calculate the coupon on the Class A-I-5 Certificates will increase by 0.50% per annum for any Distribution Date beginning on the second Distribution Date after the first possible related Optional Call Date.

                               Group II Pass-Through Rates:
                               ,, The Class A-II-A  Pass-Through  Rate will be a
                                  per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus [ ]% (the "Class A-II-A Margin"), and beginning on the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus 2 times the Class A-II-A Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%.

                               ,, The Class A-II-B1  Pass-Through Rate will be a
                                  per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus [ ]% (the "Class A-II-B1 Margin"), and beginning on the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus 2 times the Class A-II-B1 Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%.
                               ,, The Class A-II-B2  Pass-Through Rate will be a
                                  per annum rate equal to the least of (x) for any Distribution Date, One-Month LIBOR plus [ ]% (the "Class A-II-B2 Margin"), and (y) the Group II Net WAC Cap Rate, and (z) 14.00%.
                               ,, The Class A-II-B3  Pass-Through Rate will be a
                                  per annum rate equal to the least of (x) for any Distribution Date, One-Month LIBOR plus [ ]% (the "Class A-II-B3 Margin"), and (y) the Group II Net WAC Cap Rate, and (z) 14.00%.
                               ,, The Class A-II-B4  Pass-Through Rate will be a
                                  per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus [ ]% (the "Class A-II-B4 Margin"), and beginning on the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus 2 times the Class A-II-B4 Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%.
                               ,, The Class M-II Pass-Through Rate will be a per
                                  annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus the related Class M-II Margin, and beginning on the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus 1.5 times the related Class M-II Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%.

  GROUP I NET WAC CAP RATE:

                    For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group I Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, and, in the case of the Class A-I-1 Certificates, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.


                    For any Distribution Date on which the Pass-Through Rate on the Group I Certificates is limited to the Group I Net WAC Cap Rate, the resulting shortfall (the "Group I Net WAC Cap Shortfall") will carry forward with interest thereon (such amount, the "Group I Net WAC Cap Shortfall Carry-Forward Amount").

  GROUP II NET WAC CAP RATE:

                    For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group II Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.


                    For any Distribution Date on which the Pass-Through Rate on the Group II Certificates is limited to the Group II Net WAC Cap Rate, the resulting shortfall (the "Group II Basis Risk Shortfall") will carry forward with interest thereon, subject to a maximum of 14.00% per annum (such amount, the "Group II Basis Risk Shortfall Carry-Forward Amount"). Master servicing fee and subservicing fee of approximately:


WEIGHTED AVERAGE MONTHLY FEES:

                        [0.35]% per annum for Group I
                        [0.50]% per annum for Group II

  NET MORTGAGE  RATE:

                    With respect to any mortgage  loan,  the mortgage rate minus
                    (a) the master servicing fee, (b) the  sub-servicing fee and
                    (c) in the case of the Group I Loans, the rate at which the Policy premium accrues.

  ELIGIBLE MASTER SERVICING COMPENSATION:

                    For either loan group and any Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the stated principal balance of the mortgage loans in that loan group immediately preceding that Distribution Date, and (b) the sum of the master servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the mortgage loans in that loan group Excess cash flow may also be available to cover prepayment interest shortfalls, subject to the priority of distribution for excess cash flow.

  ADVANCES:

                    The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the loan.

 GROUP I OVERCOLLATERALIZATION AMOUNT:

                    With respect to any Distribution Date, the excess, if any, of the aggregate stated principal balance of the Group I Loans before giving effect to distributions of principal to be made on that Distribution Date, over the aggregate certificate principal balance of the Class A-I Certificates, as of such date, before taking into account distributions of principal to be made on that Distribution Date.

  GROUP II OVERCOLLATERALIZATION AMOUNT:

                    With respect to any Distribution Date, the excess, if any, of the aggregate stated principal balance of the Group II Loans before giving effect to distributions of principal to be made on that Distribution Date, over the aggregate certificate principal balance of the Class A-II Certificates and Class M-II Certificates, as of such date, before taking into account distributions of principal to be made on that Distribution Date.

  REQUIRED OVERCOLLATERALIZATION AMOUNT:

                    With respect to any Distribution Date and the Group I Loans,
                    (a) if such Distribution Date is prior to the Group I Stepdown Date, [3.00]% of the aggregate stated principal balance of the Group I Loans as of the Cut-off Date, or (b) if such Distribution Date is on or after the Group I Stepdown Date, the greater of (i) [6.00]% of the then current aggregate stated principal balance of the Group I Loans as of the end of the related Due Period and (ii) the related Overcollateralization Floor; provided, however, that in the event certain trigger events specified in the pooling and servicing agreement are not satisfied, the Required Overcollateralization Amount with respect to the Group I Loans will not be reduced.


                    With respect to any Distribution Date and the Group II Loans, (a) if such Distribution Date is prior to the Group II Stepdown Date, [3.85]% of the aggregate stated principal balance of the Group II Loans as of the Cut-off Date, or (b) if such Distribution Date is on or after the Group II
                    Stepdown Date, the greater of (i) [7.70]% of the then current aggregate stated principal balance of the Group II Loans as of the end of the related Due Period and (ii) the related Overcollateralization Floor; provided, however, that if a Group II Trigger Event is in effect on any Distribution Date, the Required Overcollateralization Amount with respect to the Group II Loans shall equal the Required Overcollateralization Amount with respect to the Group II Loans from the immediately preceding Distribution Date.

                    The Required Overcollateralization Amount for either loan group may be reduced from time to time with notification to the rating agencies and, in the case of Loan Group I, the consent of the certificate insurer.

  GROUP II TRIGGER EVENT:

                    A Group II Trigger Event is in effect on any Distribution Date if either (i) the three month average of the related Sixty-Plus Delinquency Percentage, as determined on that Distribution Date and the immediately preceding two Distribution Dates, equals or exceeds [40]% of the Group II Senior Enhancement Percentage, or (ii) cumulative realized losses on the related mortgage loans as a percentage of the initial aggregate stated principal balance of the related mortgage loans as of the Cut-off Date exceed the following amounts:


                               GROUP II LOANS
----------------------- ----------------------------------------------



Months 37-48[4.25]% in the first month plus an additional 1/12th of [2.25]% for every month thereafter

Months 49-60 [6.50]% in the first month plus an additional 1/12th of [2.00]% for every month thereafter

Months 61-72 [8.50]% in the first month plus an additional 1/12th of [0.75]% for every month thereafter

Months 73 and thereafter[9.25]%
----------------------- ----------------------------------------------

 SIXTY-PLUS DELINQUENCY PERCENTAGE:

                    With respect to any Distribution Date and each loan group, the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the mortgage loans of the related loan group that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including mortgage loans in foreclosure and REO, over
                    (y) the aggregate stated principal balance of all of the mortgage loans of the related loan group immediately preceding that Distribution Date.

  OVERCOLLATERALIZATION FLOOR:

                    As to either loan group, an amount equal to 0.50% of the aggregate stated principal balance of the related mortgage loans as of the Cut-Off Date.

  OVERCOLLATERALIZATION  INCREASE AMOUNT:

                    With respect to any Distribution Date and either loan group, an amount equal to the lesser of (i) the excess cash flow from the related mortgage loans available for payment of the Overcollateralization Increase Amount for that loan group and (ii) the excess, if any, of (x) the related Required Overcollateralization Amount for that Distribution Date over
                    (y) the related Overcollateralization Amount for that Distribution Date.

  OVERCOLLATERALIZATION   REDUCTION AMOUNT:

                    With respect to any Distribution Date for which the related Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the related Excess Overcollateralization Amount for that Distribution Date and
                    (ii) principal collected on the related mortgage loans for that Distribution Date.

  EXCESS OVERCOLLATERALIZATION AMOUNT:

                    With respect to any Distribution Date, the excess, if any, of the related Overcollateralization Amount over the related Required Overcollateralization Amount.

  GROUP I PRINCIPAL   DISTRIBUTION AMOUNT:

                    As to any Distribution Date, the lesser of (i) the aggregate certificate principal balance of the Class A-I Certificates prior to such Distribution Date and (ii) the sum of (a) principal collected on the Group I Loans other than Subsequent Recoveries and (b) the related Overcollateralization Increase Amount less (c) the related Overcollateralization Reduction Amount.

  PRIORITY OF CLASS A-I PRINCIPAL DISTRIBUTIONS:

                    The Class A-I Principal Distribution Amount will be distributed to the Class A-I-1 through Class A-I-6
                    Certificates as follows: first to the Class A-I-6 Certificates in an amount equal to the Class A-I-6 Lockout Distribution Amount for that distribution date, and then the remaining amounts will be paid sequentially to the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5 and Class A-I-6 Certificates, in that order, in each case until paid in full.

  CLASS A-I-6 LOCKOUT  DISTRIBUTION AMOUNT:

                    For any Distribution Date, the product of (x) the Class A-I-6 Lockout Percentage (refer to the underlying table) for that Distribution Date and (y) the Class A-I-6 Pro Rata Distribution Amount for that Distribution Date. In no event shall the Class A-I-6 Lockout Distribution Amount for a Distribution Date exceed the Class A-I Principal Distribution Amount for that Distribution Date or the certificate principal balance of the Class A-I-6 Certificates immediately prior to that Distribution Date.

  CLASS A-I-6 LOCKOUT
  PERCENTAGE:

Distribution Date               Lockout Percentage
_____________________________________________________
June 2004-May 2007              0%
June 2007-May 2009              45%
June 2009-May 2010              80%
June 2010-May 2011              100%
June 2011 and thereafter        300%
_____________________________________________________




  GROUP  I STEPDOWN DATE:

                    The Distribution Date which is the later to occur of (x) the Distribution Date in December 2006 and (y) the first Distribution Date on which the aggregate stated principal balance of the Group I Loans as of the end of the related due period is less than one-half of the aggregate stated principal balance of the Group I Loans as of the Cut-off Date.

  GROUP II SENIOR ENHANCEMENT PERCENTAGE:

                    For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate certificate principal balance of the Class M-II-1, Class M-II-2, Class M-II-3, Class M-II-4 and Class M-II-5 Certificates and (ii) the Group II Overcollateralization Amount, in each case prior to the distribution of the Group II Principal Distribution Amount on such Distribution Date, by (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date.

  GROUP II PRINCIPAL DISTRIBUTION AMOUNT:

                    As to any Distribution Date, the lesser of (i) the aggregate certificate principal balance of the Class A-II and Class M-II Certificates prior to such Distribution Date and (ii) the sum of (a) principal collected on the Group II Loans other than Subsequent Recoveries and (b) the related Overcollateralization Increase Amount less (c) the related Overcollateralization Reduction Amount.

  CLASS A-II  PRINCIPAL DISTRIBUTION  AMOUNT:

                    With respect to any Distribution Date (i) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the Group II Principal Distribution Amount for that Distribution Date or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

                              ,, the Group II Principal Distribution Amount for that Distribution
                                  Date; and
                               ,, the  excess,  if  any,  of (A)  the  aggregate
                                  certificate principal balance of the Class A-II Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the
                                  Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

  GROUP II PRINCIPAL  ALLOCATION AMOUNT:

                    With respect to any Distribution Date, the sum of (a) the principal remittance amount for that Distribution Date on the Group II Loans and (b) the aggregate amount of realized losses on the Group II Loans in the calendar month preceding that Distribution Date, to the extent covered by excess cash flow for that Distribution Date; provided, that on any Distribution Date on which there is insufficient excess cash flow to cover all realized losses on the Group II Loans, in determining the Class A-II-A Principal Distribution Amount and Class A-II-B Principal Distribution Amount, the available excess cash flow will be allocated to the Class A-II-A Certificates and Class A-II-B Certificates, pro rata, based on the principal portion of realized losses on the Group II-A Loans and Group II-B Loans, respectively.

  CLASS A-II-A PRINCIPAL DISTRIBUTION AMOUNT:

                    On any Distribution Date, the Class A-II Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Group II Principal Allocation Amount related to the Group II-A Loans for that Distribution Date and the denominator of which is the Group II Principal Allocation Amount for all of the Group II Loans for that Distribution Date.

  CLASS A-II-B PRINCIPAL DISTRIBUTION AMOUNT:

                    On any Distribution Date, the Class A-II Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Group II Principal Allocation Amount related to the Group II-B Loans for that Distribution Date and the denominator of which is the Group II Principal Allocation Amount for all of the Group II Loans for that Distribution Date.

  CLASS A-II PRINCIPAL DISTRIBUTIONS:

                    The  Class  A-II  Principal   Distribution  Amount  will  be
                    distributed to the Class A-II Certificates as follows:


                    The Class A-II-A Principal Distribution Amount will be paid to the Class A-II-A Certificates until the certificate principal balance thereof has been reduced to zero and then to each class of Class A-II-B Certificates, as described herein, in each case until the certificate principal balance thereof has been reduced to zero.

                               ,, The Class A-II-B Principal Distribution Amount
                                  will be paid concurrently to the (i) Class A-II-B1 Certificates and (ii) Class A-II-B2, Class A-II-B3 and Class A-II-B4 Certificates, pro rata, based on their respective certificate principal balances, in each case until the certificate principal balances thereof has been reduced to zero and then to the class A-II-A Certificates until the certificate principal balance thereof has been reduced to zero. Principal distributions to the Class A-II-B2, Class A-II-B3 and Class A-II-B4 Certificates will be paid to each class sequentially, based on the principal certificate balance thereof, in each case until the certificate principal balance thereof has been reduced to zero.

  CLASS M-II-1 PRINCIPAL DISTRIBUTION AMOUNT:

                    With respect to any Distribution Date (i) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that
                    Distribution   Date,   the  remaining   Group  II  Principal
                    Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

                               ,, the remaining Group II Principal  Distribution
                                  Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount; and
                               ,, the excess,  if any, of (A) the sum of (1) the
                                  aggregate certificate principal balance of the Class A-II Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-II-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the
                                  Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

  CLASS M-II-2 PRINCIPAL DISTRIBUTION AMOUNT:

                    With respect to any Distribution Date (i) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that
                    Distribution   Date,   the  remaining   Group  II  Principal
                    Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount and the Class M-II-1 Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

                               ,, the remaining Group II Principal  Distribution
                                  Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount and the Class M-II-1 Principal Distribution Amount; and
                               ,, the excess,  if any, of (A) the sum of (1) the
                                  aggregate certificate principal balance of the Class A-II Certificates and Class M-II-1 Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount and Class M-II-1 Principal Distribution Amount for that Distribution
                                  Date) and (2) the certificate principal balance of the Class M-II-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

  CLASS M-II-3 PRINCIPAL DISTRIBUTION AMOUNT

                    With respect to any Distribution Date (i) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that
                    Distribution   Date,   the  remaining   Group  II  Principal
                    Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount and Class M-II-2 Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

                               ,, the remaining Group II Principal  Distribution
                                  Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount and Class M-II-2 Principal Distribution Amount; and
                               ,, the excess,  if any, of (A) the sum of (1) the
                                  aggregate certificate principal balance of the Class A-II, Class M-II-1 and Class M-II-2 Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount and Class M-II-2 Principal Distribution Amount for that Distribution
                                  Date) and (2) the certificate principal balance of the Class M-II-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

  CLASS M-II-4 PRINCIPAL DISTRIBUTION AMOUNT:

                    With respect to any Distribution Date (i) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that
                    Distribution   Date,   the  remaining   Group  II  Principal
                    Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2 Principal Distribution Amount and Class M-II-3 Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

                               ,, the remaining Group II Principal  Distribution
                                  Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal
                                  Distribution Amount, Class M-II-2 Principal Distribution Amount and Class M-II-3 Principal Distribution Amount; and
                               ,, the excess,  if any, of (A) the sum of (1) the
                                  aggregate certificate principal balance of the Class A-II, Class M-II-1, Class M-II-2 and Class M-II-3 Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount, Class M-II-1
                                  Principal Distribution Amount, Class M-II-2 Principal Distribution Amount and Class M-II-3 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-II-4 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the
                                  Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

  CLASS M-II-5 PRINCIPAL DISTRIBUTION AMOUNT:

                    With respect to any Distribution Date (i) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that
                    Distribution   Date,   the  remaining   Group  II  Principal
                    Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2 Principal Distribution Amount, Class M-II-3 Principal Distribution Amount and Class M-II-4 Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

                               ,, the remaining Group II Principal  Distribution
                                  Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal
                                  Distribution  Amount,  Class M-II-2  Principal
                                  Distribution Amount, Class M-II-3 Principal Distribution Amount and Class M-II-4 Principal Distribution Amount; and
                               ,, the excess,  if any, of (A) the sum of (1) the
                                  aggregate certificate principal balance of the Class A-II, Class M-II-1, Class M-II-2, Class M-II-3 and Class M-II-4 Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount,
                                  Class M-II-1  Principal  Distribution  Amount,
                                  Class M-II-2 Principal Distribution Amount, Class M-II-3 Principal Distribution Amount and Class M-II-4 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-II-5 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the
                                  Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

  GROUP II  SUBORDINATION PERCENTAGE:

                    As to any class of Class A-II or Class M-II Certificates, the respective percentage set forth below:




                Group II

  Class                Percentage
A-II                    [54.60%]
M-II-I                  [73.80%]
M-II-2                  [83.30%]
M-II-3                  [85.80%]
M-II-4                  [89.30%]
M-II-5                  [92.30%]


  GROUP II STEPDOWN DATE:

                    The Distribution Date which is the later to occur of (x) the Distribution Date in June 2007 and (y) the first Distribution Date on which the aggregate stated principal balance of the Group II Loans as of the end of the related due period is less than one-half of the aggregate stated principal balance of the Group II Loans as of the Cut-off Date.

  SUBSEQUENT RECOVERIES:

                    Subsequent recoveries,  net of reimbursable  expenses,  with
                    respect  to  mortgage   loans  that  have  been   previously
                    liquidated and that have resulted in a realized loss.

AVAILABLE FUNDS CAP SCHEDULE

CLASS A-I-1 CERTIFICATES

-------------- ------------- --------------
    MONTH      PAYMENT DATE     NET WAC
                                 RATE1
      1         6/25/2004         NA
      2         7/25/2004       6.23%
      3         8/25/2004       6.03%
      4         9/25/2004       6.03%
      5        10/25/2004       6.23%
      6        11/25/2004       6.03%
      7        12/25/2004       6.24%
      8         1/25/2005       6.03%
      9         2/25/2005       6.04%
     10         3/25/2005       6.68%
     11         4/25/2005       6.04%
     12         5/25/2005       6.24%
     13         6/25/2005       6.04%
     14         7/25/2005       6.24%
     15         8/25/2005       6.04%
     16         9/25/2005       6.04%
     17        10/25/2005       6.24%
     18        11/25/2005       6.04%
     19        12/25/2005       6.24%
     20         1/25/2006       6.04%
     21         2/25/2006       6.04%
     22         3/25/2006       6.69%
     23         4/25/2006       6.04%
-------------------------------------------

1 Run at prepayment assumption to call.


NET WAC CAP SCHEDULE

GROUP II CERTIFICATES

---------- -------- -------- --- ------------ ---------- --------- --- ------------ --------- ----------
  MONTH      (%)1     (%)2          MONTH        (%)1      (%)1           MONTH       (%)1       (%)1
    1        NA       NA             33        7.75%      9.50%            65        8.30%     12.93%
    2      6.79%    6.79%            34        8.58%     10.52%            66        8.03%     12.51%
    3      6.58%    6.58%            35        7.75%      9.92%            67        8.30%     12.93%
    4      6.58%    6.58%            36        8.31%     11.18%            68        8.03%     12.51%
    5      6.79%    6.79%            37        8.04%     10.83%            69        8.03%     12.51%
    6      6.58%    6.58%            38        8.31%     11.19%            70        8.89%     13.85%
    7      6.80%    6.80%            39        8.04%     10.83%            71        8.03%     12.51%
    8      6.58%    6.58%            40        8.04%     10.83%            72        8.30%     12.94%
    9      6.58%    6.58%            41        8.31%     11.62%            73        8.03%     12.52%
   10      7.28%    7.28%            42        8.04%     11.81%            74        8.30%     12.94%
   11      6.58%    6.58%            43        8.31%     12.20%            75        8.04%     12.52%
   12      6.80%    6.80%            44        8.04%     11.81%            76        8.04%     12.52%
   13      6.58%    6.58%            45        8.04%     11.81%            77        8.30%     12.94%
   14      6.80%    6.80%            46        8.60%     12.63%            78        8.04%     12.52%
   15      6.58%    6.58%            47        8.04%     11.82%            79        8.30%     12.94%
   16      6.58%    6.58%            48        8.31%     12.45%            80        8.04%     12.52%
   17      6.80%    6.80%            49        8.04%     12.07%            81        8.04%     12.52%
   18      6.58%    6.58%            50        8.31%     12.47%            82        8.90%     13.86%
   19      6.80%    6.80%            51        8.05%     12.07%            83        8.04%     12.52%
   20      6.58%    6.58%            52        8.05%     12.07%            84        8.30%     12.97%
   21      6.58%    6.58%            53        8.31%     12.47%            85        8.04%     12.55%
   22      7.28%    7.29%            54        8.05%     12.24%            86        8.30%     12.97%
   23      7.13%    7.61%            55        8.31%     12.64%            87        8.04%     12.55%
   24      8.01%    8.97%            56        8.05%     12.24%            88        8.04%     12.55%
   25      7.75%    8.68%            57        8.05%     12.24%            89        8.31%     12.97%
   26      8.01%    8.97%            58        8.91%     13.55%            90        8.04%     12.55%
   27      7.75%    8.68%            59        8.04%     12.30%            91        8.31%     12.97%
   28      7.75%    8.68%            60        8.30%     12.91%            92        8.04%     12.55%
   29      8.01%    9.40%            61        8.03%     12.51%            93        8.04%     12.55%
   30      7.75%    9.49%            62        8.30%     12.93%            94        8.59%     13.42%
   31      8.01%    9.81%            63        8.03%     12.51%            95        8.04%     12.55%
   32      7.75%    9.49%            64        8.03%     12.51%            96        8.31%     12.97%
--------------------------------------------------------------------------------------------------------

(1) Assumes 1-month LIBOR remains constant at 1.10%, 6-month LIBOR remains constant at 1.53% and 1-Year LIBOR/1-Year CMT remains constant at 2.0275% run at the prepayment assumption to call.
(2) Assumes 1-month LIBOR and 6-month LIBOR instantaneously increase to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the prepayment assumption to call.





BOND SUMMARY (TO CALL)

------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                0%PPC      50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-I-1
  Average Life (Years)                9.30       1.70         1.24        1.00        0.85         0.75
  Modified Duration (at par)          8.69       1.69         1.24        1.00        0.85         0.75
  First Principal Payment Date       Jun04       Jun04       Jun04       JUN04       Jun04        Jun04
  Last Principal Payment Date        Apr22       Dec07       Nov06       APR06       Dec05        Sep05
  Principal Payment Window
(Months)                              215         43           30          23          19           16

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-I-2
  Average Life (Years)               19.10       4.11         2.84        2.19        1.79         1.51
  Modified Duration (at par)         13.43       3.75         2.65        2.07        1.70         1.45
  First Principal Payment Date       Apr22       Dec07       Nov06       APR06       Dec05        Sep05
  Last Principal Payment Date        Aug24       Jan09       Jul07       OCT06       May06        Jan06
  Principal Payment Window
(Months)                               29         14           9           7           6            5

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-I-3
  Average Life (Years)               22.78       6.51         4.31        3.23        2.58         2.16
  Modified Duration (at par)         14.06       5.52         3.84        2.95        2.39         2.02
  First Principal Payment Date       Aug24       Jan09       Jul07       OCT06       May06        Jan06
  Last Principal Payment Date        May29       Jul13       Jan10       AUG08       Sep07        Feb07
  Principal Payment Window
(Months)                               58         55           31          23          17           14

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-I-4
  Average Life (Years)               26.07       11.12        7.06        5.00        3.91         3.17
  Modified Duration (at par)         13.66       8.14         5.71        4.27        3.43         2.84
  First Principal Payment Date       May29       Jul13       Jan10       AUG08       Sep07        Feb07
  Last Principal Payment Date        Jun31       Jul17       May13       MAY10       Dec08        Feb08
  Principal Payment Window
(Months)                               26         49           41          22          16           13

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-I-5
  Average Life (Years)               28.11       16.41       11.81        8.67        6.57         5.24
  Modified Duration (at par)         13.62       10.35        8.34        6.63        5.31         4.39
  First Principal Payment Date       Jun31       Jul17       May13       MAY10       Dec08        Feb08
  Last Principal Payment Date        Oct32       Nov21       Feb17       FEB14       Mar12        Nov10
  Principal Payment Window
(Months)                               17         53           46          46          40           34

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-I-6
  Average Life (Years)               14.40       8.26         7.36        6.76        6.22         5.58
  Modified Duration (at par)          9.32       6.34         5.81        5.43        5.09         4.65
  First Principal Payment Date       Jun07       Jun07       Jun07       JUN07       Jun07        Jun07
  Last Principal Payment Date        Oct32       Nov21       Feb17       FEB14       Mar12        Nov10
  Principal Payment Window
(Months)                              305         174         117          81          58           42

------------------------------------------------------------------------------------------------------------




BOND SUMMARY (TO CALL)

------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                0%PPC      50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-II-A
  Average Life (Years)               18.02       4.95         3.41        2.56        1.98         1.51
  Modified Duration (at par)         15.68       4.69         3.29        2.51        1.96         1.50
  First Principal Payment Date       Jun04       Jun04       Jun04       JUN04       Jun04        Jun04
  Last Principal Payment Date        Mar33       Dec19       Feb15       MAY12       Sep10        Jul09
  Principal Payment Window
(Months)                              346         187         129          96          76           62

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-II-B1
  Average Life (Years)               18.20       5.12         3.54        2.68        2.09         1.61
  Modified Duration (at par)         15.78       4.84         3.42        2.62        2.06         1.59
  First Principal Payment Date       Jun04       Jun04       Jun04       JUN04       Jun04        Jun04
  Last Principal Payment Date        Mar33       Dec19       Feb15       MAY12       Sep10        Jul09
  Principal Payment Window
(Months)                              346         187         129          96          76           62

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-II-B2
  Average Life (Years)               11.55       1.71         1.24        1.00        0.85         0.75
  Modified Duration (at par)         10.64       1.70         1.24        1.00        0.86         0.75
  First Principal Payment Date       Jun04       Jun04       Jun04       JUN04       Jun04        Jun04
  Last Principal Payment Date        May24       Jan08       Nov06       APR06       Dec05        Sep05
  Principal Payment Window
(Months)                              240         44           30          23          19           16

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-II-B3
  Average Life (Years)               23.27       5.87         4.01        3.00        2.21         1.85
  Modified Duration (at par)         20.10       5.67         3.93        2.96        2.20         1.84
  First Principal Payment Date       May24       Jan08       Nov06       APR06       Dec05        Sep05
  Last Principal Payment Date        Apr31       Mar14       Jan11       MAY09       May07        Nov06
  Principal Payment Window
(Months)                               84         75           51          38          18           15

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-II-B4
  Average Life (Years)               28.27       13.66        9.39        7.01        5.48         3.65
  Modified Duration (at par)         22.83       12.31        8.76        6.67        5.28         3.56
  First Principal Payment Date       Apr31       Mar14       Jan11       MAY09       May07        Nov06
  Last Principal Payment Date        Mar33       Dec19       Feb15       MAY12       Sep10        Jul09
  Principal Payment Window
(Months)                               24         70           50          37          41           33

------------------------------------------------------------------------------------------------------------






BOND SUMMARY (TO CALL)

------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                0%PPC      50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS M-II-1
  Average Life (Years)               26.61       10.43        7.13        5.38        4.63         4.59
  Modified Duration (at par)         21.33       9.48         6.69        5.14        4.47         4.44
  First Principal Payment Date       Feb27       Jul09       Nov07       JUL07       Oct07        Feb08
  Last Principal Payment Date        Mar33       Dec19       Feb15       MAY12       Sep10        Jul09
  Principal Payment Window
(Months)                               74         126          88          59          36           18

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS M-II-2
  Average Life (Years)               26.61       10.43        7.13        5.36        4.46         4.05
  Modified Duration (at par)         19.64       9.12         6.51        5.01        4.23         3.86
  First Principal Payment Date       Feb27       Jul09       Nov07       JUN07       Aug07        Oct07
  Last Principal Payment Date        Mar33       Dec19       Feb15       MAY12       Sep10        Jul09
  Principal Payment Window
(Months)                               74         126          88          60          38           22

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS M-II-3
  Average Life (Years)               26.61       10.43        7.13        5.35        4.42         3.94
  Modified Duration (at par)         19.15       9.01         6.45        4.97        4.17         3.74
  First Principal Payment Date       Feb27       Jul09       Nov07       JUN07       Aug07        Sep07
  Last Principal Payment Date        Mar33       Dec19       Feb15       MAY12       Sep10        Jul09
  Principal Payment Window
(Months)                               74         126          88          60          38           23

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS M-II-4
  Average Life (Years)               26.61       10.43        7.13        5.35        4.40         3.89
  Modified Duration (at par)         17.69       8.67         6.27        4.86        4.08         3.64
  First Principal Payment Date       Feb27       Jul09       Nov07       JUN07       Jul07        Aug07
  Last Principal Payment Date        Mar33       Dec19       Feb15       MAY12       Sep10        Jul09
  Principal Payment Window
(Months)                               74         126          88          60          39           24

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS M-II-5
  Average Life (Years)               26.61       10.43        7.13        5.35        4.39         3.85
  Modified Duration (at par)         16.97       8.49         6.18        4.80        4.03         3.58
  First Principal Payment Date       Feb27       Jul09       Nov07       JUN07       Jul07        Jul07
  Last Principal Payment Date        Mar33       Dec19       Feb15       MAY12       Sep10        Jul09
  Principal Payment Window
(Months)                               74         126          88          60          39           25

------------------------------------------------------------------------------------------------------------






BOND SUMMARY (TO MATURITY)

------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                0%PPC      50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-I-1
  Average Life (Years)                9.30       1.70         1.24        1.00        0.85         0.75
  Modified Duration (at par)          8.69       1.69         1.24        1.00        0.85         0.75
  First Principal Payment Date       Jun04       Jun04       Jun04       JUN04       Jun04        Jun04
  Last Principal Payment Date        Apr22       Dec07       Nov06       APR06       Dec05        Sep05
  Principal Payment Window
(Months)                              215         43           30          23          19           16

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-I-2
  Average Life (Years)               19.10       4.11         2.84        2.19        1.79         1.51
  Modified Duration (at par)         13.43       3.75         2.65        2.07        1.70         1.45
  First Principal Payment Date       Apr22       Dec07       Nov06       APR06       Dec05        Sep05
  Last Principal Payment Date        Aug24       Jan09       Jul07       OCT06       May06        Jan06
  Principal Payment Window
(Months)                               29         14           9           7           6            5

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-I-3
  Average Life (Years)               22.78       6.51         4.31        3.23        2.58         2.16
  Modified Duration (at par)         14.06       5.52         3.84        2.95        2.39         2.02
  First Principal Payment Date       Aug24       Jan09       Jul07       OCT06       May06        Jan06
  Last Principal Payment Date        May29       Jul13       Jan10       AUG08       Sep07        Feb07
  Principal Payment Window
(Months)                               58         55           31          23          17           14

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-I-4
  Average Life (Years)               26.07       11.12        7.06        5.00        3.91         3.17
  Modified Duration (at par)         13.66       8.14         5.71        4.27        3.43         2.84
  First Principal Payment Date       May29       Jul13       Jan10       AUG08       Sep07        Feb07
  Last Principal Payment Date        Jun31       Jul17       May13       MAY10       Dec08        Feb08
  Principal Payment Window
(Months)                               26         49           41          22          16           13

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-I-5
  Average Life (Years)               28.50       18.73       13.94       10.42        7.91         6.12
  Modified Duration (at par)         13.69       11.06        9.19        7.48        6.05         4.92
  First Principal Payment Date       Jun31       Jul17       May13       MAY10       Dec08        Feb08
  Last Principal Payment Date        Mar34       Nov32       Aug29       MAR25       Jun21        Jul18
  Principal Payment Window
(Months)                               34         185         196         179         151          126

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-I-6
  Average Life (Years)               14.40       8.27         7.39        6.84        6.43         6.12
  Modified Duration (at par)          9.32       6.34         5.82        5.48        5.21         5.00
  First Principal Payment Date       Jun07       Jun07       Jun07       JUN07       Jun07        Jun07
  Last Principal Payment Date        Jan34       Sep32       Jun29       JAN25       Apr21        May18
  Principal Payment Window
(Months)                              320         304         265         212         167          132

------------------------------------------------------------------------------------------------------------




BOND SUMMARY (TO MATURITY)

------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                0%PPC      50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-II-A
  Average Life (Years)               18.05       5.21         3.61        2.72        2.10         1.60
  Modified Duration (at par)         15.70       4.90         3.47        2.65        2.06         1.58
  First Principal Payment Date       Jun04       Jun04       Jun04       JUN04       Jun04        Jun04
  Last Principal Payment Date        Mar34       Nov30       Dec24       DEC19       Jul16        Feb14
  Principal Payment Window
(Months)                              358         318         247         187         146          117

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-II-B1
  Average Life (Years)               18.24       5.48         3.86        2.94        2.29         1.77
  Modified Duration (at par)         15.80       5.13         3.69        2.84        2.24         1.74
  First Principal Payment Date       Jun04       Jun04       Jun04       JUN04       Jun04        Jun04
  Last Principal Payment Date        Mar34       Jan32       Dec26       DEC21       Apr18        Sep15
  Principal Payment Window
(Months)                              358         332         271         211         167          136

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-II-B2
  Average Life (Years)               11.55       1.71         1.24        1.00        0.85         0.75
  Modified Duration (at par)         10.64       1.70         1.24        1.00        0.86         0.75
  First Principal Payment Date       Jun04       Jun04       Jun04       JUN04       Jun04        Jun04
  Last Principal Payment Date        May24       Jan08       Nov06       APR06       Dec05        Sep05
  Principal Payment Window
(Months)                              240         44           30          23          19           16

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-II-B3
  Average Life (Years)               23.27       5.87         4.01        3.00        2.21         1.85
  Modified Duration (at par)         20.10       5.67         3.93        2.96        2.20         1.84
  First Principal Payment Date       May24       Jan08       Nov06       APR06       Dec05        Sep05
  Last Principal Payment Date        Apr31       Mar14       Jan11       MAY09       May07        Nov06
  Principal Payment Window
(Months)                               84         75           51          38          18           15

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS A-II-B4
  Average Life (Years)               28.50       15.75       11.21        8.47        6.64         4.59
  Modified Duration (at par)         22.98       13.87       10.23        7.90        6.30         4.41
  First Principal Payment Date       Apr31       Mar14       Jan11       MAY09       May07        Nov06
  Last Principal Payment Date        Mar34       Jan32       Dec26       DEC21       Apr18        Sep15
  Principal Payment Window
(Months)                               36         215         192         152         132          107

------------------------------------------------------------------------------------------------------------






BOND SUMMARY (TO MATURITY)

------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                0%PPC      50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS M-II-1
  Average Life (Years)               26.72       11.32        7.86        5.95        5.07         4.95
  Modified Duration (at par)         21.40       10.14        7.28        5.62        4.85         4.76
  First Principal Payment Date       Feb27       Jul09       Nov07       JUL07       Oct07        Feb08
  Last Principal Payment Date        Mar34       Feb30       Mar24       JUL19       Apr16        Jan14
  Principal Payment Window
(Months)                               86         248         197         145         103           72

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS M-II-2
  Average Life (Years)               26.72       11.24        7.79        5.87        4.85         4.36
  Modified Duration (at par)         19.69       9.66         7.00        5.42        4.55         4.13
  First Principal Payment Date       Feb27       Jul09       Nov07       JUN07       Aug07        Oct07
  Last Principal Payment Date        Feb34       Mar28       Feb22       OCT17       Dec14        Dec12
  Principal Payment Window
(Months)                               85         225         172         125          89           63

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS M-II-3
  Average Life (Years)               26.71       11.17        7.71        5.80        4.77         4.21
  Modified Duration (at par)         19.20       9.49         6.88        5.32        4.45         3.98
  First Principal Payment Date       Feb27       Jul09       Nov07       JUN07       Aug07        Sep07
  Last Principal Payment Date        Dec33       May26       Apr20       MAY16       Oct13        Jan12
  Principal Payment Window
(Months)                               83         203         150         108          75           53

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS M-II-4
  Average Life (Years)               26.70       11.09        7.65        5.75        4.71         4.13
  Modified Duration (at par)         17.73       9.06         6.63        5.16        4.32         3.85
  First Principal Payment Date       Feb27       Jul09       Nov07       JUN07       Jul07        Aug07
  Last Principal Payment Date        Dec33       Aug25       Aug19       OCT15       May13        Sep11
  Principal Payment Window
(Months)                               83         194         142         101          71           50

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

CLASS M-II-5
  Average Life (Years)               26.69       10.94        7.53        5.66        4.62         4.04
  Modified Duration (at par)         17.00       8.79         6.44        5.03        4.21         3.73
  First Principal Payment Date       Feb27       Jul09       Nov07       JUN07       Jul07        Jul07
  Last Principal Payment Date        Oct33       Mar24       Jun18       NOV14       Aug12        Feb11
  Principal Payment Window
(Months)                               81         177         128          90          62           44

------------------------------------------------------------------------------------------------------------


ADDITIONAL INFORMATION REGARDING THE MORTGAGE LOANS

The Seller will make the following representations and warranties with respect to the Group II-A Mortgage Loans:

(i) None of the Mortgage Loans are subject to Section 32 under the Home Ownership and Equity Protection Act of 1994 ("HOEPA").
(ii) To the best of Seller's knowledge, the Subservicer for each Mortgage Loan has accurately and fully reported its borrower credit files to each of the Credit Repositories in a timely manner.
(iii) None of the proceeds of any Mortgage Loan were used to finance the purchase of single premium credit insurance policies.
(iv) No Group II-A Loan has a prepayment penalty term that extends beyond three years after the date of origination.
(v) With the exception of loans secured by property in the state of New Jersey, none of the Mortgage Loans are loans that are referred to as "high cost" or "covered" loans or any other similar designation under applicable state or local law in effect at the time of origination of such loan that expressly provides for assignee liability.
(vi) None of the Mortgage Loans secured by property in the state of New Jersey are considered "high-cost home loans" under the New Jersey Home Ownership Security Act of 2002. None of the non purchase money loans secured by property in the state of New Jersey are considered "covered home loans" under the New Jersey Home Ownership Act of 2002.
(vii) No Group II-A Mortgage Loan which is secured by a property located in the State of Georgia was originated on or after October 1, 2002 and before March 7, 2003.

(viii) The stated principal balance at origination for each Group II-A Mortgage Loan that is secured by a single family property located in any state other than the States of Alaska or Hawaii did not exceed $333,700. The stated principal balance at origination for each Group II-A Mortgage Loan that is secured by a single family property located in the States of Hawaii or Alaska did not exceed $500,550. The stated principal balance at origination for each Group II-A Mortgage Loan that is secured by a two-, three- or four- family property located in any state other than the States of Alaska or Hawaii did not exceed $427,150, $516,300 or
               $641,650, respectively. The stated principal balance at origination for each Group II-A Mortgage Loan that is secured by a two-, three- or four- family property located in the States of Hawaii or Alaska did not exceed $640,725, $774,450 and $962,475, respectively.


A breach of any of the representations and warranties set forth above will be deemed to materially and adversely affect the interests of the holders of the Group II-A Certificates with respect to any Group II-A Mortgage Loan. With respect to a breach of any such representation and warranty with respect to a Group II-A Mortgage Loan, the seller will either (i) purchase such mortgage loan from the at a price equal to the purchase price for such mortgage loan set forth in the pooling and servicing agreement or (ii) substitute a qualified substitute mortgage loan or loans for such Mortgage Loan in the manner and subject to the limitations set forth in the pooling and servicing agreement. In addition, the servicing guide of the master servicer requires that the subservicer for each Mortgage Loan accurately and fully report its borrower credit files to each of the credit repositories in a timely manner.




GROUP I COLLATERAL SUMMARY

  SUMMARY                                                                  TOTAL                MINIMUM              MAXIMUM
  -------                                                                  -----               -------                 -------
  Aggregate Current Principal Balance                               $341,203,536
  Number of Mortgage Loans                                                 2,252
    Average Current Principal Balance                                   $151,511               $19,866              $1,298,576
  (1)  Weighted Average Original Loan-to-Value                            86.28%                19.00%                 107.00%
  (1) Weighted Average Mortgage Rate                                       6.72%                 4.50%                  14.50%
  (1) Weighted Average Net Mortgage Rate                                   6.37%                 4.20%                  14.20%
  (1)  Weighted Average Remaining Term to Stated Maturity                    347                   118                     360
  (months)
  (1) (2) Weighted Average Credit Score                                      694                   505                     818
 ------------------------------------------------------------------------------------------------------------------------------
(1) Weighted  Average  reflected in Total.  (2) 99.98% of the Group I loans have
Credit Scores

                                                                               PERCENT OF CUT-OFF DATE
                                         RANGE                                   PRINCIPAL BALANCE
  Product Type                           ARM                                            0.00%

  Lien                                   First                                         99.99%16.

  Property Type                          Condo High-Rise (9 stories or more)            0.11%
                                         Condo Low-Rise (less than 5 stories)           4.88%
                                         Condo Mid-Rise (5 to 8 stories)                0.28%
                                         Planned Unit Developments (attached)           2.37%
                                         Planned Unit Developments (detached)          13.65%
                                         Single-family detached                        67.42%
                                         Townhouse                                      0.23%
                                         Two- to four- family units                    11.05%
  Occupancy Status                       Primary Residence                             69.70%
                                         Non Owner Occupied                            28.52%
                                         Second/Vaction                                 1.78%

  Documentation Type                     Full Documentation                            48.66%
                                         Reduced Documentation 51.34% 32.
  Loans with Prepayment Penalties                                                      45.74%

  Loans serviced by Homecomings                                                        93.93%

  Interest Only Loans                                                                    0.3%

 ------------------------------------------------------------------------------------------------------------------------------






                                         SUMMARY REPORT OF THE GROUP I LOANS

   ----------------------------------------------------------------------------------------------------------------------------
                                                                                Home
                                                            Expanded            Solution
                                         Alternet           Criteria           Exceptions
                                         Exceptions         Exceptions          (1st            Jumbo
                                         (Subprime)           (Alt-A)        Lien High LTV)   A Exceptions
      Shelf                                 RASC               RALI             RAMP-RZ         RFMSI                   Total
   ----------------------------------------------------------------------------------------------------------------------------
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   PERCENT OF TOTAL                             20.71%             64.35%            8.32%           6.62%             100.00%
   PRINCIPAL BALANCE ($)                   $70,665,432       $219,575,619      $28,388,611     $22,573,873        $341,203,536
   NUMBER OF LOANS                                 421              1,537              242              52               2,252
   AVERAGE BALANCE ($)                        $167,851           $142,860         $117,308        $434,113            $151,511
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   WA MORTGAGE RATE                              7.06%              6.63%            7.43%           5.72%               6.72%
   WA AGE (MOS)                                      2                  1                2               2                   2
   WA ORIGINAL TERM (MOS)                          346                348              360             343                 348
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   WA CREDIT SCORE                                 664                700              716             699                 694
   WA ORIGINAL LTV                              85.34%             86.30%          100.57%          71.02%              86.28%
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   PURCHASE                                     28.73%             64.70%           76.58%          24.82%              55.60%
   EQUITY REFINANCE                             63.32%             24.15%           15.68%          41.51%              32.71%
   RATE/TERM REFINANCE                           7.95%             11.15%            7.74%          33.67%              11.70%
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   PREPAYMENT PENALTY                           81.38%             36.77%           57.26%           6.93%              45.74%
   ----------------------------------------------------------------------------------------------------------------------------
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   SERVICED BY HOMECOMINGS                     100.00%             90.57%          100.00%         100.00%              93.93%
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   CURRENT                                      99.34%             99.71%           99.80%         100.00%              99.66%
   30 TO 59 DAYS DELINQUENT                      0.66%              0.29%            0.00%           0.00%               0.32%
   60 TO 89 DAYS DELINQUENT                      0.00%              0.00%            0.20%           0.00%               0.02%
   ----------------------------------------------------------------------------------------------------------------------------




                                         CREDIT SCORES OF THE GROUP I LOANS

                                                              Average
                     Number of    Aggregate  Percent of      Principal
 Range of              Mortgage   Principal  Group I          Balance                  Weighted
 Credit Scores           Loans    Balance     Loans         Outstanding        Average Original LTV
                                Outstanding
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
500 - 519                  2       $257,970      0.08%           $128,985                70.00%
520 - 539                  3        340,460       0.10           113,487                  79.51
540 - 559                 16       1,557,246      0.46            97,328                  89.11
560 - 579                 19       2,618,394      0.77           137,810                  92.12
580 - 599                 38       4,382,746      1.28           115,335                  86.66
600 - 619                 64       7,200,305      2.11           112,505                  88.02
620 - 639                 183     28,185,013      8.26           154,016                  86.98
640 - 659                 255     38,938,193     11.41           152,699                  85.91
660 - 679                 297     49,128,255     14.40           165,415                  81.75
680 - 699                 381     58,945,877     17.28           154,714                  86.14
700 - 719                 300     42,934,912     12.58           143,116                  88.79
720 - 739                 264     42,986,503     12.60           162,828                  86.66
740 - 759                 201     29,971,255      8.78           149,111                  88.09
760 >=                    228     33,688,440      9.87           147,756                  86.85
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
SUBTOTAL                 2,251   $341,135,571    99.98           $151,548                 86.28
Not Available              1        67,965        0.02            67,965                  80.00
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
TOTAL                    2,252   $341,203,536   100.00%          $151,511                86.28%

                                 ORIGINAL MORTGAGE LOAN BALANCE OF THE GROUP I LOANS


                                 Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
Range of              Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Original Balance        Loans   Outstanding    Loans   Outstanding     Score        Original LTV
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
0.00 - 100,000.00          851   $62,032,765  18.18%     $72,894        692              89.44%
100,000.01 - 200,000.00    935   131,365,542   38.50     140,498        690               89.62
200,000.01 - 300,000.00    276    66,540,420   19.50     241,088        693               84.96
300,000.01 - 400,000.00    102    35,053,431   10.27     343,661        693               84.95
400,000.01 - 500,000.00    52     23,614,016   6.92      454,116        702               75.78
500,000.01 - 600,000.00    22     11,942,592   3.50      542,845        701               77.41
600,000.01 - 700,000.00     9     5,789,460    1.70      643,273        699               73.60
700,000.01 - 800,000.00     1      743,000     0.22      743,000        736               59.00
800,000.01 - 900,000.00     1      829,842     0.24      829,842        722               80.00
900,000.01 -                2     1,993,891    0.58      996,945        760               76.00
1,000,000.00
1,200,000.01 -              1     1,298,576    0.38     1,298,576       733               65.00
1,300,000.00
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        TOTAL:           2,252  $341,203,536 100.00%   $151,511        694              86.28%






                                         MORTGAGE RATES OF THE GROUP I LOANS


                                 Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
Range of              Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Mortgage Rates %        Loans   Outstanding    Loans   Outstanding     Score        Original LTV
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
      4.500 - 4.999    2        $206,867     0.06%      $103,434         696             81.90%
      5.000 - 5.499    29      6,999,395      2.05      241,358          708              71.45
      5.500 - 5.999   273      70,802,801    20.75      259,351          705              75.16
      6.000 - 6.499   372      58,426,401    17.12      157,060          702              83.79
      6.500 - 6.999   598      87,404,804    25.62      146,162          701              89.04
      7.000 - 7.499   419      55,561,038    16.28      132,604          691              91.95
      7.500 - 7.999   312      33,532,753     9.83      107,477          686              93.80
      8.000 - 8.499   110      13,151,579     3.85      119,560          668              93.91
      8.500 - 8.999    66      7,632,831      2.24      115,649          615              93.33
      9.000 - 9.499    36      4,189,058      1.23      116,363          600              95.60
      9.500 - 9.999    21      1,910,359      0.56       90,969          616              96.86
      10.000 -         4        569,668       0.17      142,417          579              97.00
 10.499
      10.500 -         5        497,313       0.15       99,463          576              97.15
 10.999
      11.000 -         2        172,250       0.05       86,125          643              98.52
 11.499
      11.500 -         1         49,341       0.01       49,341          546              75.00
 11.999
      12.000 -         1         75,958       0.02       75,958          595              95.00
 12.499
      14.500 -         1         21,119       0.01       21,119          740             101.00
 14.999
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
      TOTAL:         2,252    $341,203,536  100.00%     $151,511         694             86.28%






                                       NET MORTGAGE RATES OF THE GROUP I LOANS

                                 Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
Range of              Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Net Mtge Rates $       Loans   Outstanding    Loans   Outstanding     Score        Original LTV
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
4.000 - 4.499          1       $167,567    0.05%     $167,567           689                80.00%
4.500 - 4.999          17      4,659,701    1.37      274,100           723                 72.51
5.000 - 5.499         200     53,722,739   15.75      268,614           703                 74.23
5.500 - 5.999         349     63,065,693   18.48      180,704           702                 81.05
6.000 - 6.499         541     81,238,609   23.81      150,164           699                 87.65
6.500 - 6.999         510     67,813,538   19.87      132,968           698                 92.11
7.000 - 7.499         316     36,007,055   10.55      113,946           683                 93.04
7.500 - 7.999         184     19,784,757    5.80      107,526           677                 94.37
8.000 - 8.499          66      8,009,203    2.35      121,352           615                 94.47
8.500 - 8.999          35      3,692,826    1.08      105,509           610                 95.35
9.000 - 9.499          20      1,940,816    0.57      97,041            607                 96.96
9.500 - 9.999          7        715,887     0.21      102,270           590                 98.08
10.000 - 10.499        1        66,476      0.02      66,476            575                 95.00
10.500 - 10.999        2        172,250     0.05      86,125            643                 98.52
11.000 - 11.499        1        49,341      0.01      49,341            546                 75.00
11.500 - 11.999        1        75,958      0.02      75,958            595                 95.00
14.000 - 14.499        1        21,119      0.01      21,119            740                101.00
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
      TOTAL:      2,252   $341,203,536 100.00%    $151,511           694                86.28%


                                 ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS

                                 Aggregate                      Average
                      No. of     Principal   % of               Principal
Range of Original     Mortgage   Balance     Group I             Balance                Weighted Average
Loan-to-Value         Loans   Outstanding    Loans              Outstanding               Credit Score
Ratios (%)
-----------------------------------------------------------------------------------------------------------
0.01 - 50.00           39      $4,564,850       1.34%            $117,047                   692
50.01 - 55.00          15      2,171,737        0.64              144,782                   691
55.01 - 60.00          31      7,480,026        2.19              241,291                   708
60.01 - 65.00          43      11,613,118       3.40              270,073                   684
65.01 - 70.00          58      12,149,330       3.56              209,471                   681
70.01 - 75.00          92      18,189,707       5.33              197,714                   695
75.01 - 80.00         474      85,899,969       25.18             181,224                   698
80.01 - 85.00         107      15,421,224       4.52              144,124                   684
85.01 - 90.00         338      49,494,672       14.51             146,434                   683
90.01 - 95.00         367      49,672,154       14.56             135,346                   676
95.01 - 100.00        621      75,925,500       22.25             122,263                   709
100.01 - 105.00        64      7,950,600        2.33              124,228                   710
105.01 >=              3        670,649         0.20              223,550                   724
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
          TOTAL:      2,252    $341,203,536     100.00%           $151,511                   694









                          STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE GROUP I LOANS

                                 Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
State or              Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Territory              Loans   Outstanding    Loans   Outstanding     Score        Original LTV
---------------------------------------------------------------------------------------------------------
     Florida          508     $68,711,906    20.14%   $135,260        690             88.43%
     California       205     55,325,149     16.21     269,879        700              75.37
     Texas            161     18,631,596      5.46     115,724        692              89.37
     Virginia         98      17,573,327      5.15     179,320        676              84.80
     Illinois         82      12,401,396      3.63     151,237        710              93.66
     Georgia          86      12,015,781      3.52     139,718        687              91.76
     Michigan         91      11,934,145      3.50     131,144        695              91.65
     New York         42      11,172,225      3.27     266,005        693              81.76
     Washington       61      10,921,166      3.20     179,036        709              86.06
     Ohio             106     10,618,682      3.11     100,176        695              91.48
     Other            812     111,898,162     32.8     137,806        693              88.07
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
     TOTAL:          2,252   $341,203,536   100.00%   $151,511        694             86.28%

Note: Other includes states and the District of Columbia with under 3% concentrations individually.


                                          LOAN PURPOSE OF THE GROUP I LOANS

                                 Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
                      Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Loan Purpose           Loans   Outstanding    Loans   Outstanding     Score        Original LTV
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Equity            655  $111,595,222     32.71%    $170,374       676             80.06%
 refinance
     Purchase        1,379   189,703,804      55.60    137,566        704              91.44
     Rate/Term         218   39,904,509       11.70    183,048        696              79.13
 refinance
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     TOTAL:          2,252  $341,203,536     100.00%   $151,511       694             86.28%


                                           OCCUPANCY OF THE GROUP I LOANS


                                 Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
                      Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Occupancy Type        Loans   Outstanding    Loans   Outstanding     Score        Original LTV
---------------------------------------------------------------------------------------------------------
Non Owner Occupied      889      $97,308,926     28.52%    $109,459       711             89.20%
Primary Residence      1,324     237,820,989      69.70    179,623        686              85.14
143.                    39        6,073,620       1.78     155,734        714              84.00
Second/Vacation
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
         TOTAL:        2,252    $341,203,536     100.00%   $151,511       694             86.28%




                                         PROPERTY TYPE OF THE GROUP I LOANS


                                 Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
                      Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Property Type         Loans   Outstanding    Loans   Outstanding     Score        Original LTV
-----------------------------------------------------------------------------------------------------------
Condo High-Rise (9           2      $382,514      0.11%    $191,257       702              91.61%
stories or more)
Condo Low-Rise (less
than 5 stories)             126    16,637,281     4.88     132,042        691               86.80
Condo Mid-Rise (5 to 8
stories)                     6       941,925      0.28     156,987        680               85.71
Planned Unit                58      8,102,905     2.37     139,705        689               89.50
Developments (attached)
Planned Unit                247    46,588,926     13.65    188,619        690               85.66
Developments (detached)
Single-family detached     1,575   230,033,205    67.42    146,053        692               86.38
Townhouse                    7       796,837      0.23     113,834        710               90.07
Two- to four- family        231    37,719,943     11.05    163,290        708               85.34
units
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
TOTAL:                     2,252  $341,203,536   100.00%   $151,511       694              86.28%




                                       DOCUMENTATION TYPE OF THE GROUP I LOANS

                                 Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
                      Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
DocumentationType     Loans   Outstanding    Loans   Outstanding     Score        Original LTV
-----------------------------------------------------------------------------------------------------------
Full Documentation        1,195   $166,035,723   48.66%    $138,942       696              89.17%
Reduced Documentation     1,057   175,167,812    51.34     165,722        691               83.53
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
TOTAL:                    2,252   $341,203,536  100.00%    $151,511       694              86.28%



                                    PREPAYMENT PENALTY TERM OF THE GROUP I LOANS


                                 Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
                      Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Credit Grade          Loans   Outstanding    Loans   Outstanding     Score        Original LTV
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
12 Months                 98     $17,179,161     5.03%     $175,298       693              87.98%
24 Months                 67      12,938,775      3.79     193,116        684               84.36
36 Months                 452     67,289,494     19.72     148,871        678               88.45
60 Months                 415     57,463,421     16.84     138,466        686               86.48
None                     1,213   185,145,553     54.26     152,634        702               85.35
Other                      7      1,187,132       0.35     169,590        727               94.45
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
TOTAL:                   2,252   $341,203,536   100.00%    $151,511       694              86.28%

*Other includes all loans with prepayment penalty terms not equal to 0, 12, 24, 36, and 60 months. No loans have prepayment penalty terms greater than 60 months.






GROUP II COLLATERAL SUMMARY

  SUMMARY                                                                 TOTAL                   MINIMUM            MAXIMUM
  -------                                                                  -----               -------                 -------
  Aggregate Current Principal Balance                               $609,789,083                170.
  Number of Mortgage Loans                                                 4,034                 172.
   Average Current Principal Balance                                     $151,162               $33,436                $986,607
  (1)  Weighted Average Original Loan-to-Value                            93.52%                24.00%                 103.00%
  (1) Weighted Average Mortgage Rate                                       7.30%                 3.38%                  11.09%
  (1) Weighted Average Net Mortgage Rate                                   6.79%                 3.08%                  10.54%
  (1) Weighted Average Note Margin                                         7.23%                 1.22%                  11.25%
  (1) Weighted Average Maximum Mortgage Rate                              13.47%                 8.86%                  17.50%
  (1) Weighted Average Minimum Mortgage Rate                               7.39%                 1.50%                  11.25%
  (1) Weighted Average Term to Next Rate Adjustment Rate                      27                     5                      84
  (months)
  (1)  Weighted Average Remaining Term to Stated Maturity                    359                   344                     360
  (months)
  (1)  Weighted Average Credit Score                                         634                   488                     892
 ------------------------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.


                                                                               PERCENT OF CUT-OFF DATE
                                         RANGE                                   PRINCIPAL BALANCE
  Product Type                           ARM                                          100.00%

  Lien                                   First                                        100.00%

  Property Type                          Condo High-Rise (9 stories o r more)           0.07%
                                         Condo Low-Rise (less than 5 stories)           4.02%
                                         Condo Mid-Rise (5 to 8 stories)                0.08%
                                         Manufactured Home                              0.04%
                                         Planned Unit Developments (attached)           2.23%
                                         Planned Unit Developments (detached)          10.84%
                                         Single-family detached                        78.06%
                                         Townhouse                                      0.39%
                                         Two- to four- family units                     4.27%
  Occupancy Status                       Primary Residence                             96.50%
                                         Non Owner Occupied                             2.18%
                                         Second/Vaction                                 1.32%

  Documentation Type                     Full Documentation                            67.29%
                                         Reduced Documentation 32.71% 196.
  Loans with Prepayment Penalties                                                      67.56%

  Loans serviced by Homecomings                                                       100.00%

  Interest Only Loans                                                                    3.7%

 -------------------------------------------------------------------------------------------------------------------------




                                        SUMMARY REPORT OF THE GROUP II LOANS

   ----------------------------------------------------------------------------------------------------------------------------
                                                                                Home
                                                            Expanded            Solution
                                         Alternet           Criteria           Exceptions
                                         Exceptions         Exceptions          (1st            Jumbo
                                         (Subprime)           (Alt-A)        Lien High LTV)   A Exceptions
      Shelf                                 RASC               RALI             RAMP-RZ         RFMSI                   Total

   ----------------------------------------------------------------------------------------------------------------------------
   PERCENT OF TOTAL                             90.87%              2.18%            0.15%           6.79%             100.00%
   PRINCIPAL BALANCE ($)                  $554,130,586        $13,298,849         $944,953     $41,414,696        $609,789,083
   NUMBER OF LOANS                               3,838                 56                5             135               4,034
   AVERAGE BALANCE ($)                        $144,380           $237,479         $188,991        $306,776            $151,162
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   WA MORTGAGE RATE                             7.549%             5.768%           7.307%          4.425%              7.298%
   WA AGE (MOS)                                      1                  2                2               1                   1
   WA ORIGINAL TERM (MOS)                          360                360              360             360                 360
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   WA MARGIN                                     7.69%              3.51%            4.59%           2.25%               7.22%
   WA LIFETIME CAP                              13.80%             11.39%           13.31%           9.77%              13.47%
   WA NEXT RATE ADJ (MOS)                           25                 34               26              54                  27
   WA RATE RESET FREQUENCY (MOS)                     6                  8                8              12                   6
   ----------------------------------------------------------------------------------------------------------------------------
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   WA CREDIT SCORE                                 626                709              674             714                 634
   WA ORIGINAL LTV                              95.04%             85.03%          100.85%          75.76%              93.52%
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   PURCHASE                                     63.13%             63.75%           70.99%          52.09%              62.40%
   EQUITY REFINANCE                             32.88%             30.63%           12.67%          17.56%              31.76%
   RATE/TERM REFINANCE                           4.00%              5.62%           16.34%          30.35%               5.84%
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   PREPAYMENT PENALTY                           73.42%             33.79%           70.18%           0.00%              67.56%
   ----------------------------------------------------------------------------------------------------------------------------
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   SERVICED BY HOMECOMINGS                     100.00%            100.00%          100.00%         100.00%             100.00%
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   CURRENT                                      99.83%            100.00%           87.33%         100.00%              99.83%
   30 TO 59 DAYS DELINQUENT                      0.17%              0.00%           12.67%           0.00%               0.17%
   60 TO 89 DAYS DELINQUENT                      0.00%              0.00%            0.00%           0.00%               0.00%
   ----------------------------------------------------------------------------------------------------------------------------




                                         CREDIT SCORES OF THE GROUP II LOANS
                                 Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
Range of              Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Credit Score          Loans   Outstanding    Loans   Outstanding     Score        Original LTV
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
499 or less                1       $122,379      0.02%           $122,379                67.00%
500 - 519                  5        885,984       0.15           177,197                  79.91
520 - 539                 15       2,159,954      0.35           143,997                  79.43
540 - 559                 88       8,845,337      1.45           100,515                  90.01
560 - 579                 375     45,078,159      7.39           120,208                  93.65
580 - 599                 723     93,521,547     15.34           129,352                  97.07
600 - 619                 859     122,227,102    20.04           142,290                  95.61
620 - 639                 647     94,962,187     15.57           146,773                  95.01
640 - 659                 502     80,756,510     13.24           160,870                  93.66
660 - 679                 320     56,324,215      9.24           176,013                  92.42
680 - 699                 195     37,439,563      6.14           191,998                  90.36
700 - 719                 131     26,259,113      4.31           200,451                  89.08
720 - 739                 77      17,748,703      2.91           230,503                  83.60
740 - 759                 53      11,808,516      1.94           222,802                  85.49
760 or greater            43      11,649,814      1.91           270,926                  84.85
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
TOTAL:                   4,034   $609,789,083   100.00%          $151,162                93.52%

                                ORIGINAL MORTGAGE LOAN BALANCE OF THE GROUP II LOANS
                                 Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
Range of Origial      Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Balance ($)           Loans   Outstanding    Loans   Outstanding     Score        Original LTV
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
0 - 100,000          1,273   $98,318,515  16.12%       $77,234          613              95.80%
100,001 - 200,000    1,955   278,067,229   45.60       142,234          626               95.76
200,001 - 300,000     549    133,369,225   21.87       242,931          639               93.01
300,001 - 400,000     182    63,468,435    10.41       348,728          665               88.02
400,001 - 500,000      59    26,572,886    4.36        450,388          677               84.75
500,001 - 600,000      10     5,479,933    0.90        547,993          705               82.55
600,001 - 700,000      4      2,570,254    0.42        642,564          680               72.00
900,001 - 1,000,000    2      1,942,607    0.32        971,304          722               51.56
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       TOTAL:      4,034  $609,789,083  100.00%     $151,162          634              93.52%






                                         MORTGAGE RATES OF THE GROUP II LOANS
                                 Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
Range of              Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Mortgage Rates(%)      Loans   Outstanding    Loans   Outstanding     Score        Original LTV
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
     3.000 - 3.499    1        $363,165     0.06%      $363,165         758             74.00%
     3.500 - 3.999    20      5,039,481      0.83      251,974          711              79.76
     4.000 - 4.499    42      12,565,060     2.06      299,168          706              76.91
     4.500 - 4.999    78      24,211,538     3.97      310,404          713              74.81
     5.000 - 5.499    36      9,074,987      1.49      252,083          683              80.23
     5.500 - 5.999   118      29,822,463     4.89      252,733          673              88.19
     6.000 - 6.499   195      39,855,585     6.54      204,388          667              89.83
     6.500 - 6.999   492      86,350,503    14.16      175,509          650              93.68
     7.000 - 7.499   659     101,761,185    16.69      154,418          634              95.46
     7.500 - 7.999   963     130,910,307    21.47      135,940          620              96.18
     8.000 - 8.499   601      75,443,720    12.37      125,530          608              97.00
     8.500 - 8.999   533      62,376,731    10.23      117,030          598              97.23
     9.000 - 9.499   178      19,052,625     3.12      107,037          596              97.40
     9.500 - 9.999    95      10,702,191     1.76      112,655          587              96.33
     10.000 -         13      1,230,547      0.20       94,657          594              97.88
 10.499
     10.500 -         8        712,036       0.12       89,004          592              94.54
 10.999
     11.000 -         2        316,961       0.05      158,481          599             100.00
 11.499
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
     TOTAL:         4,034    $609,789,083  100.00%     $151,162         634             93.52%


                                      NET MORTGAGE RATES OF THE GROUP II LOANS

                                 Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
Range of Net          Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Mortgage Rates(%)     Loans   Outstanding    Loans   Outstanding     Score        Original LTV
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
3.000 - 3.499          10     $2,359,283   0.39%     $235,928           725                82.10%
3.500 - 3.999          40     12,118,669    1.99      302,967           702                 76.75
4.000 - 4.499          85     25,506,025    4.18      300,071           712                 75.02
4.500 - 4.999          43     11,664,318    1.91      271,263           692                 80.18
5.000 - 5.499         116     28,794,301    4.72      248,227           667                 88.16
5.500 - 5.999         229     47,363,433    7.77      206,827           666                 90.02
6.000 - 6.499         496     84,926,687   13.93      171,223           649                 93.95
6.500 - 6.999         756     115,039,200  18.87      152,168           632                 95.40
7.000 - 7.499         906     121,615,571  19.94      134,234           618                 96.35
7.500 - 7.999         649     80,435,525   13.19      123,938           607                 97.19
8.000 - 8.499         448     52,485,552    8.61      117,155           598                 97.20
8.500 - 8.999         175     18,312,371    3.00      104,642           595                 97.13
9.000 - 9.499          64      7,475,504    1.23      116,805           590                 96.20
9.500 - 9.999          8        756,224     0.12      94,528            582                 96.32
10.000 - 10.499        7        619,459     0.10      88,494            605                 95.97
10.500 - 10.999        2        316,961     0.05      158,481           599                100.00
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
       TOTAL:      4,034   $609,789,083 100.00%    $151,162           634                93.52%



                                 ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II LOANS

                                 Aggregate              Average
Range of Original     No. of     Principal   % of       Principal    Weighted
Loan to Value         Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Ratios (%)            Loans   Outstanding    Loans   Outstanding     Score        Original LTV
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
0.01 - 50.00           11      $2,984,164      0.49%            $271,288                    704
50.01 - 55.00          4        1,023,292       0.17             255,823                    686
55.01 - 60.00          10       2,890,295       0.47             289,030                    683
60.01 - 65.00          4        1,179,658       0.19             294,915                    691
65.01 - 70.00          18       4,581,104       0.75             254,506                    673
70.01 - 75.00          47      11,712,253       1.92             249,197                    665
75.01 - 80.00         224      52,309,681       8.58             233,525                    677
80.01 - 85.00         104      17,139,020       2.81             164,798                    617
85.01 - 90.00         507      86,644,420      14.21             170,896                    641
90.01 - 95.00        1,270     174,170,100     28.56             137,142                    622
95.01 - 100.00       1,832     254,539,239     41.74             138,941                    629
100.01 - 105.00        3         615,858        0.10             205,286                    645
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
         TOTAL:      4,034    $609,789,083    100.00%           $151,162                    634


                          STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE GROUP II LOANS

                                 Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
State or              Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Territory              Loans   Outstanding    Loans   Outstanding     Score        Original LTV
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     California       311     $85,295,298    13.99%   $274,261        671             86.90%
     Florida          366     54,517,698      8.94     148,955        634              94.51
     Georgia          279     40,134,061      6.58     143,850        632              94.20
     Texas            332     39,685,015      6.51     119,533        616              95.68
     Illinois         196     30,407,315      4.99     155,139        637              96.01
     Michigan         170     22,333,618      3.66     131,374        625              94.62
     Arizona          128     20,090,783      3.29     156,959        623              93.64
     Tennessee        162     19,138,423      3.14     118,138        615              95.94
     Other           2,090    298,186,871    48.90     142,673        629              94.35
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
     TOTAL:          4,034   $609,789,083   100.00%   $151,162        634             93.52%

Note: Other includes states and the District of Columbia with under 3% concentrations individually.






                                         LOAN PURPOSE OF THE GROUP II LOANS

                                 Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
                      Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Loan Purpose          Loans   Outstanding    Loans   Outstanding     Score        Original LTV
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Equity        1,149    $193,655,346     31.76%    $168,543       632             91.66%
 refinance
     Purchase      2,684     380,521,082      62.40    141,774        633              95.30
     Rate/Term      201      35,612,655       5.84     177,177        660              84.68
 refinance
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     TOTAL:        4,034    $609,789,083     100.00%   $151,162       634             93.52%

                                           OCCUPANCY OF THE GROUP II LOANS

                                 Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
                      Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Occupancy Type         Loans   Outstanding    Loans   Outstanding     Score        Original LTV
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Non Owner Occupied      109      $13,316,658      2.18%    $122,171       676             83.50%
Primary Residence      3,875     588,449,940      96.50    151,858        633              93.75
                         50        8,022,485       1.32     160,450        666              93.18
Second/Vacation
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
         TOTAL:        4,034    $609,789,083     100.00%   $151,162       634             93.52%

                                         PROPERTY TYPE OF THE GROUP II LOANS

                                 Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
                      Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Property Type         Loans   Outstanding    Loans   Outstanding     Score        Original LTV
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Condo High-Rise (9 stories        2        $397,689      0.07%      $198,844        687         97.13%
or more)
Condo Low-Rise (less than 5
stories)                         162      24,508,754     4.02       151,289         648         92.69
Condo Mid-Rise (5 to 8
stories)                          2        496,742       0.08       248,371         648         82.33
Manufactured Home                 2        254,865       0.04       127,432         598         82.24
Planned Unit Developments        89       13,605,654     2.23       152,873         644         93.03
(attached)
Planned Unit Developments        349      66,092,999     10.84      189,378         643         92.48
(detached)
Single-family detached          3,291    476,021,265     78.06      144,643         631         93.99
Townhouse                        20       2,347,824      0.39       117,391         628         96.12
Two- to four- family units       117      26,063,292     4.27       222,763         658         88.74
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
TOTAL:                          4,034    $609,789,083   100.00%     $151,162        634         93.52%

                                      DOCUMENTATION TYPE OF THE GROUP II LOANS


                                 Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
                      Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Documentation Type    Loans   Outstanding    Loans   Outstanding     Score        Original LTV
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Full Documentation        2,914   $410,310,628   67.29%    $140,807       623              95.76%
Reduced Documentation     1,120   199,478,456    32.71     178,106        657               88.92
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
TOTAL:                    4,034   $609,789,083  100.00%    $151,162       634              93.52%




                                    PREPAYMENT PENALTY TERM OF THE GROUP II LOANS


                                 Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
Prepayment            Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Penalty Term          Loans   Outstanding    Loans   Outstanding     Score        Original LTV
-----------------------------------------------------------------------------------------------------------
12 Months                 141    $26,982,830     4.42%     $191,368       642              93.81%
24 Months                2,090   304,455,276     49.93     145,672        626               95.25
36 Months                 582     78,997,210     12.95     135,734        629               94.87
60 Months                  3       372,594        0.06     124,198        583               88.40
None                     1,212   197,788,758     32.44     163,192        647               90.29
Other                      6      1,192,415       0.20     198,736        636               93.55
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
TOTAL:                   4,034   $609,789,083   100.00%    $151,162       634              93.52%
*Other includes all loans with prepayment penalty terms not equal to 0, 12, 24, 36 and 60 months. No loans have prepayment penalty terms greater than 60 months.





                                          INDEX TYPE OF THE GROUP II LOANS

                                 Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
                      Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Index Type             Loans   Outstanding    Loans   Outstanding     Score        Original LTV
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Libor - 1 Year            156    $44,481,301     7.29%     $285,137       710              77.25%
Libor - 6 Month          3,868   563,083,952     92.34     145,575        628               94.83
Treasury - 1 Year         10      2,223,830       0.36     222,383        733               86.52
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
TOTAL:                   4,034   $609,789,083   100.00%    $151,162       634              93.52%

                                     MAXIMUM MORTGAGE RATE OF THE GROUP II LOANS

                                 Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
Range of Maximum      Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Mortgage Rate (%)     Loans   Outstanding    Loans   Outstanding     Score        Original LTV
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
8.000 - 8.999               2       $494,738      0.08%    $247,369       698              76.74%
9.000 - 9.999              102     30,782,336     5.05     301,788        716               75.70
10.000 - 10.999            49      14,574,797     2.39     297,445        706               78.53
11.000 - 11.999            111     25,505,098     4.18     229,776        675               85.65
12.000 - 12.999            519     89,624,109     14.70    172,686        655               91.97
13.000 - 13.999           1,529   228,452,995     37.46    149,413        629               95.28
14.000 - 14.999           1,248   165,149,033     27.08    132,331        612               96.69
15.000 - 15.999            407     48,239,414     7.91     118,524        606               97.03
16.000 - 16.999            63      6,435,008      1.06     102,143        596               96.32
17.000 - 17.999             4       531,556       0.09     132,889        610               97.98
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
TOTAL:                    4,034   $609,789,083   100.00%   $151,162       634              93.52%







                                          NOTE MARGIN OF THE GROUP II LOANS

                                  Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
Range of Note         Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Margin(%)              Loans   Outstanding    Loans   Outstanding     Score        Original LTV
---------------------------------------------------------------------------------------------------------
1.000 - 1.499              1        $112,154     0.02%   $112,154       649              75.00%
1.500 - 1.999              1         71,196      0.01     71,196        582               95.00
2.000 - 2.499             140      42,862,832    7.03     306,163       713               75.88
2.500 - 2.999              4        671,602      0.11     167,900       665               85.18
3.000 - 3.499             37       8,901,405     1.46     240,579       708               84.69
3.500 - 3.999              6       1,504,217     0.25     250,703       712               84.74
4.000 - 4.499              2        408,881      0.07     204,441       666               90.11
4.500 - 4.999             10       1,974,866     0.32     197,487       668               81.77
5.000 - 5.499             63       14,608,495    2.40     231,881       673               92.15
5.500 - 5.999             101      22,207,882    3.64     219,880       658               90.65
6.000 - 6.499             121      20,291,890    3.33     167,702       654               89.90
6.500 - 6.999             583     111,350,044    18.26    190,995       650               93.35
7.000 - 7.499             405      59,198,628    9.71     146,169       639               94.46
7.500 - 7.999             751     101,270,181    16.61    134,847       625               95.77
8.000 - 8.499             717      91,955,377    15.08    128,250       611               96.37
8.500 - 8.999             534      67,628,769    11.09    126,646       603               97.06
9.000 - 9.499             329      39,738,448    6.52     120,786       599               97.70
9.500 - 9.999             170      19,373,467    3.18     113,962       592               97.86
10.000 - 10.499           42       3,998,115     0.66     95,193        584               97.48
10.500 - 10.999           14       1,476,457     0.24     105,461       595               97.19
11.000 - 11.499            3        184,175      0.03     61,392        586              100.00
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       TOTAL:          4,034    $609,789,083  100.00%  $151,162       634              93.52%








                              NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP II LOANS

                                 Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
Next Interest Rate    Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Adjustement Date(%)   Loans   Outstanding    Loans   Outstanding     Score        Original LTV
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
2004 October              1         $114,919     0.02%   $114,919       769             99.00%
2004 November             1         396,000      0.06     396,000       682              90.00
2005 January              1          64,776      0.01     64,776        593             100.00
2005 April                2         600,315      0.10     300,158       743              82.30
2005 June                 1         107,068      0.02     107,068       612              90.00
2005 July                 1          72,297      0.01     72,297        524              75.00
2005 August               1         137,812      0.02     137,812       579              90.00
2005 September            1          78,525      0.01     78,525        648             100.00
2005 October              5        1,174,321     0.19     234,864       608              77.28
2005 November             9         994,320      0.16     110,480       601              93.85
2005 December             13       2,711,962     0.44     208,612       634              88.95
2006 January              41       5,332,132     0.87     130,052       615              92.72
2006 February            254       42,314,608    6.94     166,593       644              93.34
2006 March               855      137,646,684    22.57    160,990       636              94.97
2006 April              1,664     225,213,253    36.93    135,345       620              95.68
2006 May                 302       43,954,791    7.21     145,546       619              94.77
2006 August               1         206,811      0.03     206,811       598              95.00
2006 September            5        1,109,465     0.18     221,893       619              84.67
2006 November             4         482,527      0.08     120,632       632             100.00
2006 December             4         571,258      0.09     142,815       771              96.77
2007 January              7         755,579      0.12     107,940       660              91.97
2007 February             33       4,780,878     0.78     144,875       641              89.31
2007 March               117       17,433,266    2.86     149,002       645              94.38
2007 April               471       68,776,444    11.28    146,022       637              92.92
2007 May                 134       21,698,807    3.56     161,931       639              91.60
2008 April                1         292,600      0.05     292,600       623              95.00
2008 July                 1         986,607      0.16     986,607       724              24.00
2008 November             1         363,750      0.06     363,750       775              75.00
2009 January              1         155,312      0.03     155,312       772              80.00
2009 March                2         539,642      0.09     269,821       701              85.51
2009 April                73       21,852,919    3.58     299,355       720              77.29
2009 May                  18       5,239,170     0.86     291,065       700              76.84
2011 April                6        2,523,417     0.41     420,569       756              76.49
2011 May                  3        1,106,850     0.18     368,950       688              67.05
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
        TOTAL:         4,034     $609,789,083  100.00%  $151,162       634             93.52%



GROUP II-A COLLATERAL SUMMARY

  SUMMARY                                                                  TOTAL               MINIMUM                 MAXIMUM
  -------                                                                  -----               -------                 -------
  Aggregate Current Principal Balance                               $304,894,545
                   -
  Number of Mortgage Loans                                                 2,074
   Average Current Principal Balance                                    $147,008               $33,436                $499,011
                -
  (1)  Weighted Average Original Loan-to-Value                            94.16%                43.00%                 103.00%
  (1) Weighted Average Mortgage Rate                                       7.30%                 3.88%                   9.95%
  (1) Weighted Average Net Mortgage Rate                                   6.78%                 3.53%                   9.40%
  (1) Weighted Average Note Margin                                         7.22%                 1.22%                  10.58%
  (1) Weighted Average Maximum Mortgage Rate                              13.55%                 8.88%                  17.50%
  (1) Weighted Average Minimum Mortgage Rate                               7.41%                 1.50%                  10.58%
  (1) Weighted Average Term to Next Rate Adjustment Rate                      26                     5                      84
  (months)
  (1)  Weighted Average Remaining Term to Stated Maturity                    358                   344                     360
  (months)
  (1)   Weighted Average Credit Score                                        634                   488                     814
 ------------------------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.


                                                                               PERCENT OF CUT-OFF DATE
                                         RANGE                                   PRINCIPAL BALANCE
  Product Type                           ARM                                          100.00%

  Lien                                   First                                        100.00%373.
                                                                    375.
  Property Type                          Condo High-Rise (9 stories or more)            0.06%
                                         Condo Low-Rise (less than 5 stories)           4.62%
                                         Manufactured Home                              0.08%
                                         Planned Unit Developments (attached)           2.09%
                                         Planned Unit Developments (detached)          10.42%
                                         Single-family detached                        76.05%
                                         Townhouse                                      0.40%
                                         Two- to four- family units                     6.28%
  Occupancy Status                       Primary Residence                             96.61%
                                         Non Owner Occupied                             1.76%
                                         Second/Vaction                                 1.64%

  Documentation Type                     Full Documentation                            69.20%
                                         Reduced Documentation 30.80% 389.
  Loans with Prepayment Penalties                                                      71.45%

  Loans serviced by Homecomings                                                       100.00%

  Interest Only Loans                                                                    2.0%

 ------------------------------------------------------------------------------------------------------------------------------



                                       SUMMARY REPORT OF THE GROUP II-A LOANS
   ----------------------------------------------------------------------------------------------------------------------------
                                                                                Home
                                                            Expanded            Solution
                                         Alternet           Criteria           Exceptions
                                         Exceptions         Exceptions          (1st            Jumbo
                                         (Subprime)           (Alt-A)        Lien High LTV)   A Exceptions
      Shelf                                 RASC               RALI             RAMP-RZ         RFMSI                   Total


----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   PERCENT OF TOTAL                             94.11%            1.32%            0.25%             4.32%             100.00%
   PRINCIPAL BALANCE ($)                  $286,927,147       $4,029,116         $765,287       $13,172,995        $304,894,545
   NUMBER OF LOANS                               1,988               19                4                63               2,074
   AVERAGE BALANCE ($)                        $144,330         $212,059         $191,322          $209,095            $147,008
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   WA MORTGAGE RATE                             7.453%           5.466%           7.525%            4.461%              7.298%
   WA AGE (MOS)                                      2                3                3                 1                   2
   WA ORIGINAL TERM (MOS)                          360              360              360               360                 360
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   WA MARGIN                                     7.51%            3.10%            4.66%             2.25%               7.22%
   WA LIFETIME CAP                              13.76%           11.33%           13.53%             9.71%              13.55%
   WA NEXT RATE ADJ (MOS)                           25               34               27                55                  26
   WA RATE RESET FREQUENCY (MOS)                     6                9                7                12                   6
   ----------------------------------------------------------------------------------------------------------------------------
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   ----------------------------------------------------------------------------------------------------------------------------
   WA CREDIT SCORE                                 630              701              671               699                 634
   WA ORIGINAL LTV                              95.04%           80.61%          100.34%            78.64%              94.16%
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   PURCHASE                                     60.06%           66.78%           64.18%            41.62%              59.36%
   EQUITY REFINANCE                             35.26%           26.04%           15.64%            28.90%              34.81%
   RATE/TERM REFINANCE                           4.68%            7.18%           20.17%            29.48%               5.83%
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   PREPAYMENT PENALTY                           75.27%           34.43%           63.18%             0.00%              71.45%
   ----------------------------------------------------------------------------------------------------------------------------
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   SERVICED BY HOMECOMINGS                     100.00%          100.00%          100.00%           100.00%             100.00%
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   CURRENT                                      99.73%          100.00%           84.36%           100.00%              99.71%
   30 TO 59 DAYS DELINQUENT                      0.27%            0.00%           15.64%             0.00%               0.29%
   60 TO 89 DAYS DELINQUENT                      0.00%            0.00%            0.00%             0.00%               0.00%
   ----------------------------------------------------------------------------------------------------------------------------




                                        CREDIT SCORES OF THE GROUP II-A LOANS

                                  Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
Range of              Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Credit Score          Loans   Outstanding    Loans   Outstanding     Score        Original LTV
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
499 or less                1       $122,379      0.04%           $122,379                67.00%
500 - 519                  3        604,741       0.20           201,580                  82.23
520 - 539                 11       1,784,073      0.59           162,188                  79.77
540 - 559                 36       3,617,172      1.19           100,477                  89.77
560 - 579                 174     21,255,677      6.97           122,159                  92.96
580 - 599                 326     41,674,127     13.67           127,835                  96.95
600 - 619                 431     60,378,666     19.80           140,090                  95.76
620 - 639                 348     50,271,798     16.49           144,459                  95.26
640 - 659                 285     44,800,485     14.69           157,195                  93.72
660 - 679                 178     29,865,334      9.80           167,783                  93.87
680 - 699                 110     18,915,358      6.20           171,958                  91.94
700 - 719                 75      13,925,578      4.57           185,674                  91.53
720 - 739                 47       9,150,159      3.00           194,684                  89.57
740 - 759                 29       5,077,166      1.67           175,075                  89.95
760 or greater            20       3,451,831      1.13           172,592                  87.94
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
TOTAL:                   2,074   $304,894,545   100.00%          $147,008                94.16%


                               ORIGINAL MORTGAGE LOAN BALANCE OF THE GROUP II-A LOANS


                                     Aggregate              Average
                          No. of     Principal   % of       Principal    Weighted
Range of Original         Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Balances ($)              Loans   Outstanding    Loans   Outstanding     Score        Original LTV
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
0 - 100,000              633    $48,910,500   16.04%     $77,268         617             95.67%
100,001 - 200,000       1,014   145,901,207    47.85     143,887         630              95.51
200,001 - 300,000        360     87,944,115    28.84     244,289         643              92.71
300,001 - 400,000        65      21,231,128    6.96      326,633         665              88.34
400,001 - 500,000         2       907,594      0.30      453,797         681              72.05
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
TOTAL:                  2,074   $304,894,545  100.00%    $147,008        634             94.16%






               OUTSTANDING MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-A LOANS ($25,000 BUCKETS)

                                     Aggregate              Average
Range of Outstanding      No. of     Principal   % of       Principal    Weighted
Mortgage Loan Principal   Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Balances ($)              Loans   Outstanding    Loans   Outstanding     Score        Original LTV
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
25,000.01 - 50,000.00    18       $871,287     0.29%     $48,405         619             91.73%
50,000.01 - 75,000.00    253    $16,304,844    5.35      $64,446         612              95.16
75,000.01 - 100,000.00   362    $31,734,369    10.41     $87,664         619              96.03
100,000.01 -
125,000.00               290    $32,893,525    10.79     $113,426        621              94.93
125,000.01 -             326    $44,820,245    14.70     $137,485        630              96.17
150,000.00
150,000.01 -             251    $40,771,313    13.37     $162,436        631              95.56
175,000.00
175,000.01 -             147    $27,416,123    8.99      $186,504        640              95.03
200,000.00
200,000.01 -             116    $24,663,673    8.09      $212,618        645              93.33
225,000.00
225,000.01 -             110    $26,183,466    8.59      $238,032        635              93.75
250,000.00
250,000.01 -             62     $16,307,619    5.35      $263,026        652              91.11
275,000.00
275,000.01 -             73     $21,089,081    6.92      $288,892        647              91.89
300,000.00
300,000.01 -             41     $12,803,919    4.20      $312,291        666              89.18
325,000.00
325,000.01 -             13      $4,362,019    1.43      $335,540        652              83.85
350,000.00
350,000.01 -              3      $1,071,080    0.35      $357,027        653              88.40
375,000.00
375,000.01 -              7      $2,694,387    0.88      $384,912        671              91.42
400,000.00
400,000.01 -              1       $408,583     0.13      $408,583        627              66.00
425,000.00
475,000.01 -              1       $499,011     0.16      $499,011        725              77.00
500,000.00
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        TOTAL:         2,074   $304,894,545  100.00%    $147,008        634             94.16%






                                       MORTGAGE RATES OF THE GROUP II-A LOANS

                                  Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
Range of              Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Mortgage Rates (%)     Loans   Outstanding    Loans   Outstanding     Score        Original LTV
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
     3.500 - 3.999    3        $598,357     0.20%      $199,452         722             83.25%
     4.000 - 4.499    25      4,833,137      1.59      193,325          709              79.15
     4.500 - 4.999    42      9,028,775      2.96      214,971          689              78.83
     5.000 - 5.499    24      4,880,627      1.60      203,359          675              78.27
     5.500 - 5.999    74      14,780,362     4.85      199,735          666              88.73
     6.000 - 6.499   121      22,796,635     7.48      188,402          667              90.13
     6.500 - 6.999   308      51,700,664    16.96      167,859          654              94.44
     7.000 - 7.499   343      50,606,147    16.60      147,540          636              95.86
     7.500 - 7.999   479      67,301,529    22.07      140,504          619              96.29
     8.000 - 8.499   306      38,780,387    12.72      126,733          610              97.05
     8.500 - 8.999   267      30,454,324     9.99      114,061          600              97.14
     9.000 - 9.499    44      4,557,299      1.49      103,575          593              96.36
     9.500 - 9.999    38      4,576,302      1.50      120,429          586              96.17
-------------------------------------------------------------------------------------------------------
     TOTAL:         2,074    $304,894,545  100.00%     $147,008         634             94.16%






                                     NET MORTGAGE RATES OF THE GROUP II-A LOANS


                                  Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
Score of Net        Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Mortgage Rates(%)     Loans   Outstanding    Loans   Outstanding     Score        Original LTV
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
3.500 - 3.999          20     $4,059,651   1.33%     $202,983           706                79.88%
4.000 - 4.499          47      9,526,208    3.12      202,685           694                 77.88
4.500 - 4.999          27      5,755,038    1.89      213,150           678                 79.92
5.000 - 5.499          80     16,078,484    5.27      200,981           664                 89.18
5.500 - 5.999         138     25,723,796    8.44      186,404           664                 90.45
6.000 - 6.499         310     51,069,361   16.75      164,740           652                 94.46
6.500 - 6.999         383     56,730,718   18.61      148,122           635                 96.02
7.000 - 7.499         448     61,614,248   20.21      137,532           617                 96.34
7.500 - 7.999         315     39,524,702   12.96      125,475           610                 97.33
8.000 - 8.499         236     26,911,701    8.83      114,033           600                 96.80
8.500 - 8.999          43      4,571,903    1.50      106,323           592                 96.39
9.000 - 9.499          27      3,328,736    1.09      123,287           587                 96.50
-----------------------------------------------------------------------------------------------------------
458.     TOTAL:      2,074   $304,894,545 100.00%    $147,008           634                94.16%




                                ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-A LOANS


                                  Aggregate              Average
Range of Original      No. of     Principal   % of       Principal    Weighted
Loan-to-Value         Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Ratios(%)              Loans   Outstanding    Loans   Outstanding     Score        Original LTV
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
0.01 - 50.00           6        $928,496       0.30%            $154,749                    673
50.01 - 55.00          2         123,342        0.04             61,671                     682
55.01 - 60.00          5         827,174        0.27             165,435                    630
60.01 - 65.00          2         439,934        0.14             219,967                    674
65.01 - 70.00          13       2,875,914       0.94             221,224                    654
70.01 - 75.00          28       4,871,691       1.60             173,989                    655
75.01 - 80.00         135      24,222,069       7.94             179,423                    664
80.01 - 85.00          56       8,743,437       2.87             156,133                    600
85.01 - 90.00         254      43,308,199      14.20             170,505                    639
90.01 - 95.00         545      75,643,908      24.81             138,796                    627
95.01 - 100.00       1,026     142,474,190     46.73             138,864                    632
100.01 - 105.00        2         436,192        0.14             218,096                    627
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
         TOTAL:      2,074    $304,894,545    100.00%           $147,008                    634









                         STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE GROUP II-A LOANS



                                  Aggregate              Average
                       No. of     Principal   % of       Principal    Weighted
State or               Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Territory              Loans   Outstanding    Loans   Outstanding     Score        Original LTV
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     California       167     $37,651,507    12.35%   $225,458        659             88.35%
     Florida          174     25,809,413      8.47     148,330        635              94.33
     Illinois         126     19,688,089      6.46     156,255        646              96.42
     Texas            153     18,402,314      6.04     120,277        617              95.73
     Arizona          82      12,128,505      3.98     147,909        621              95.20
     Georgia          75      11,418,544      3.75     152,247        638              94.03
     Michigan         91      11,054,722      3.63     121,480        624              95.58
     Colorado         60      10,842,843      3.56     180,714        638              93.88
     Tennessee        88      10,055,496      3.30     114,267        613              96.95
     Maryland         52       9,569,475      3.14     184,028        642              95.51
     Other           1,006    138,273,636    45.35     137,449        631              94.71
-----------------------------------------------------------------------------------------------------
     TOTAL:          2,074   $304,894,545   100.00%   $147,008        634             94.16%

Note: Other includes states and the District of Columbia with under 3% concentrations individually.


                                        LOAN PURPOSE OF THE GROUP II-A LOANS


                                  Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
                     Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Loan Purpose          Loans   Outstanding    Loans   Outstanding     Score        Original LTV
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Equity         664     $106,146,858     34.81%    $159,860       633             91.95%
 refinance
     Purchase      1,289     180,982,288      59.36    140,405        634              95.95
     Rate/Term      121      17,765,399       5.83     146,821        644              89.04
 refinance
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     TOTAL:        2,074    $304,894,545     100.00%   $147,008       634             94.16%


                                          OCCUPANCY OF THE GROUP II-A LOANS


                                  Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
                      Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Occupancy Type        Loans   Outstanding    Loans   Outstanding     Score        Original LTV
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Non Owner      42       $5,361,966       1.76%    $127,666       679             80.85%
 Occupied
 Primary
 Residence             2,001     294,546,998      96.61    147,200        633              94.45
                    31        4,985,581       1.64     160,825        667              91.25
 Second/Vacation
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     TOTAL:        2,074    $304,894,545     100.00%   $147,008       634             94.16%






                                        PROPERTY TYPE OF THE GROUP II-A LOANS


                                  Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
                     Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Property Type         Loans   Outstanding    Loans   Outstanding     Score        Original LTV
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
     Condo                 1       $169,689      0.06%     $169,689       720              100.00%
 High-Rise (9
 stories or more)
 Condo Low-Rise (less than
 5 stories)               94      14,085,637      4.62     149,847        659               91.73
     Manufactured
 Home                      2       254,865        0.08     127,432        598               82.24
     Planned Unit
 Developments
 (attached)               44      6,375,951       2.09     144,908        638               94.50
     Planned Unit
 Developments             183     31,754,866     10.42     173,524        634               94.19
 (detached)
     Single-family      1,656   231,885,077     76.05     140,027        631               94.70
 detached
     Townhouse              9      1,219,491       0.40     135,499        623               97.20
     Two- to four-         85      19,148,969      6.28     225,282        657               89.15
 family units
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
TOTAL:                   2,074   $304,894,545   100.00%    $147,008       634              94.16%

                                     DOCUMENTATION TYPE OF THE GROUP II-A LOANS

                                  Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
Documentation         Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Type                   Loans   Outstanding    Loans   Outstanding     Score        Original LTV
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Full Documentation        1,539   $210,989,375   69.20%    $137,095       625              96.34%
Reduced Documentation      535     93,905,170    30.80     175,524        654               89.24
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
TOTAL:                    2,074   $304,894,545  100.00%    $147,008       634              94.16%


                                   PREPAYMENT PENALTY TERM OF THE GROUP II-A LOANS


                                  Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
Prepayment            Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Penalty Term          Loans   Outstanding    Loans   Outstanding     Score        Original LTV
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
12 Months                 89     $16,337,614     5.36%     $183,569       648              94.46%
24 Months                1,032   152,374,101     49.98     147,649        630               95.21
36 Months                 369     48,557,252     15.93     131,591        631               94.95
None                      581     87,043,627     28.55     149,817        642               91.85
Other                      3       581,950        0.19     193,983        621               86.78
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
TOTAL:                   2,074   $304,894,545   100.00%    $147,008       634              94.16%

*Other includes all loans with prepayment penalty terms not equal to 0, 12, 24, 36, months. No loans have prepayment penalty terms greater than 36 months.



                                         INDEX TYPE OF THE GROUP II-A LOANS


                                  Aggregate              Average
                        No. of     Principal   % of       Principal    Weighted
                        Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Index Type              Loans   Outstanding    Loans   Outstanding     Score        Original LTV
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Libor - 1 Year            73     $15,183,921     4.98%     $207,999       701              79.24%
Libor - 6 Month          1,999   289,341,292     94.90     144,743        631               94.97
Treasury - 1 Year          2       369,332        0.12     184,666        695               73.94
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
TOTAL:                   2,074   $304,894,545   100.00%    $147,008       634              94.16%





                                    MAXIMUM MORTGAGE RATE OF THE GROUP II-A LOANS


                                  Aggregate              Average
                        No. of     Principal   % of       Principal    Weighted
Range of Maximum        Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Mortgage Rate (%)       Loans   Outstanding    Loans   Outstanding     Score        Original LTV
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
8.000 - 8.999             1       $115,170      0.04%    $115,170       719              66.00%
9.000 - 9.999            46      9,838,199      3.23      213,874       695               78.90
10.000 - 10.999          27      5,231,676      1.72      193,766       704               79.78
11.000 - 11.999          71      13,066,089     4.29      184,029       668               86.02
12.000 - 12.999          314     50,351,268     16.51     160,354       657               92.33
13.000 - 13.999          750    112,532,742     36.91     150,044       631               95.53
14.000 - 14.999          673     90,060,028     29.54     133,819       615               96.55
15.000 - 15.999          185     22,887,001     7.51      123,714       616               96.51
16.000 - 16.999           6       727,000       0.24      121,167       600               97.74
17.000 - 17.999           1        85,371       0.03      85,371        652               95.00
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
TOTAL:                  2,074   $304,894,545   100.00%   $147,008       634               94.16

                                         NOTE MARGIN OF THE GROUP II-A LOANS


                                  Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
Range of Note         Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Margin(%)              Loans   Outstanding    Loans   Outstanding     Score        Original LTV
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
1.000 - 1.499              1        $112,154     0.04%   $112,154       649             75.00%
1.500 - 1.999              1         71,196      0.02     71,196        582              95.00
2.000 - 2.499             64       13,502,859    4.43     210,982       698              79.17
2.500 - 2.999              4        671,602      0.22     167,900       665              85.18
3.000 - 3.499             18       3,754,572     1.23     208,587       708              80.33
4.000 - 4.499              1        229,216      0.08     229,216       648              80.00
4.500 - 4.999             10       1,974,866     0.65     197,487       668              81.77
5.000 - 5.499             28       5,092,895     1.67     181,889       681              90.20
5.500 - 5.999             50       9,628,961     3.16     192,579       646              90.96
6.000 - 6.499             92       14,004,140    4.59     152,219       652              90.89
6.500 - 6.999             480      84,807,742    27.82    176,683       651              94.20
7.000 - 7.499             208      29,468,870    9.67     141,677       641              94.47
7.500 - 7.999             403      52,414,180    17.19    130,060       626              96.33
8.000 - 8.499             308      39,319,430    12.90    127,660       605              96.47
8.500 - 8.999             225      27,404,706    8.99     121,799       598              97.41
9.000 - 9.499             111      14,280,223    4.68     128,651       600              97.74
9.500 - 9.999             58       6,753,467     2.22     116,439       590              97.89
10.000 - 10.499           10       1,041,951     0.34     104,195       580              96.43
10.500 - 10.999            2        361,514      0.12     180,757       617              96.34
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
557.     TOTAL:          2,074    $304,894,545  100.00%  $147,008       634             94.16%








                             NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP II-A LOANS


                                  Aggregate              Average
Next Interest Rate    No. of     Principal   % of       Principal    Weighted
Adjustment            Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Date (%)              Loans   Outstanding    Loans   Outstanding     Score        Original LTV
-------------------------------------------------------------------------------------------------------
2004 October              1         $114,919     0.04%   $114,919       769             99.00%
2005 January              1          64,776      0.02     64,776        593             100.00
2005 April                1         237,150      0.08     237,150       721              95.00
2005 June                 1         107,068      0.04     107,068       612              90.00
2005 July                 1          72,297      0.02     72,297        524              75.00
2005 August               1         137,812      0.05     137,812       579              90.00
2005 September            1          78,525      0.03     78,525        648             100.00
2005 October              1          86,660      0.03     86,660        540              57.00
2005 November             6         690,939      0.23     115,157       600              94.04
2005 December             8        1,178,865     0.39     147,358       635              88.81
2006 January              25       3,235,691     1.06     129,428       614              92.19
2006 February            153       23,420,322    7.68     153,074       642              92.76
2006 March               613       96,883,538    31.78    158,048       638              95.31
2006 April               628       84,375,877    27.67    134,356       619              95.82
2006 May                 116       17,860,517    5.86     153,970       623              95.12
2006 August               1         206,811      0.07     206,811       598              95.00
2006 September            4         752,056      0.25     188,014       637              86.89
2006 November             4         482,527      0.16     120,632       632             100.00
2006 December             4         571,258      0.19     142,815       771              96.77
2007 January              5         553,614      0.18     110,723       635              92.69
2007 February             28       4,059,066     1.33     144,967       644              89.37
2007 March               102       14,722,441    4.83     144,338       646              93.94
2007 April               256       35,149,714    11.53    137,304       635              93.84
2007 May                  61       8,832,083     2.90     144,788       636              93.39
2008 April                1         292,600      0.10     292,600       623              95.00
2009 January              1         155,312      0.05     155,312       772              80.00
2009 April                40       8,334,807     2.73     208,370       702              77.10
2009 May                  8        1,627,300     0.53     203,413       678              79.83
2011 April                1         303,000      0.10     303,000       745              80.00
2011 May                  1         307,000      0.10     307,000       703              75.00
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
565.     TOTAL:         2,074     $304,894,545  100.00%  $147,008       634             94.16%



GROUP II-B COLLATERAL SUMMARY

  SUMMARY                                                             TOTAL               MINIMUM                 MAXIMUM
  -------                                                             -----               -------                 -------
  Aggregate Current Principal Balance                               $304,894,539
  Number of Mortgage Loans                                                 1,960
   Average Current Principal Balance                                    $155,558               $39,980                $986,607
  (1)  Weighted Average Original Loan-to-Value                            92.89%                24.00%                 103.00%
  (1) Weighted Average Mortgage Rate                                       7.30%                 3.38%                  11.09%
  (1) Weighted Average Net Mortgage Rate                                   6.80%                 3.08%                  10.54%
  (1) Weighted Average Note Margin                                         7.23%                 2.25%                  11.25%
  (1) Weighted Average Maximum Mortgage Rate                              13.39%                 8.88%                  17.09%
  (1) Weighted Average Minimum Mortgage Rate                               7.37%                 2.25%                  11.25%
  (1) Weighted Average Term to Next Rate Adjustment Rate                      28                     6                      84
  (months)
  (1)  Weighted Average Remaining Term to Stated Maturity                    359                   350                     360
  (months)
  (1)  Weighted Average Credit Score                                         634                   504                     892
 ------------------------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.

                                                                               PERCENT OF CUT-OFF DATE
                                         RANGE                                   PRINCIPAL BALANCE
  Product Type                           ARM                                          100.00%

  Lien                                   First                                        100.00%

  Property Type                          Condo High-Rise (9 stories or more)            0.07%
                                         Condo Low-Rise (less than 5 stories)           3.42%
                                         Condo Mid-Rise (5 to 8 stories)                0.16%
                                         Planned Unit Developments (attached)           2.37%
                                         Planned Unit Developments (detached)          11.26%
                                         Single-family detached                        80.07%
                                         Townhouse                                      0.37%
                                         Two- to four- family units                     2.27%
  Occupancy Status                       Primary Residence                             96.39%
                                         Non Owner Occupied                             2.61%
                                         Second/Vaction                                 1.00%

  Documentation Type                     Full Documentation                            65.37%
                                          Reduced Documentation 34.63% 597.
  Loans with Prepayment Penalties                                                       63.68%

  Loans serviced by Homecomings                                                        100.00%

  Interest Only Loans                                                                     5.4%

 ------------------------------------------------------------------------------------------------------------------------------






                                       SUMMARY REPORT OF THE GROUP II-B LOANS

   ----------------------------------------------------------------------------------------------------------------------------
                                                                                Home
                                                            Expanded            Solution
                                         Alternet           Criteria           Exceptions
                                         Exceptions         Exceptions          (1st            Jumbo
                                         (Subprime)           (Alt-A)        Lien High LTV)   A Exceptions
      Shelf                                 RASC               RALI             RAMP-RZ         RFMSI                   Total

   ----------------------------------------------------------------------------------------------------------------------------
   PERCENT OF TOTAL                             87.64%            3.04%            0.06%           9.26%               100.00%
   PRINCIPAL BALANCE ($)                  $267,203,439       $9,269,733         $179,666     $28,241,701          $304,894,539
   NUMBER OF LOANS                               1,850               37                1              72                 1,960
   AVERAGE BALANCE ($)                        $144,434         $250,533         $179,666        $392,246              $155,558
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   WA MORTGAGE RATE                             7.652%           5.899%           6.375%          4.408%                7.298%
   WA AGE (MOS)                                      1                1                2               1                     1
   WA ORIGINAL TERM (MOS)                          360              360              360             360                   360
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   WA MARGIN                                     7.89%            3.69%            4.25%           2.25%                 7.23%
   WA LIFTETIME CAP                             13.84%           11.42%           12.38%           9.80%                13.39%
   WA NEXT RATE ADJ (MOS)                           25               35               22              54                    28
   WA RATE RESET FREQUENCY (MOS)                     6                8               12              12                     7
   ----------------------------------------------------------------------------------------------------------------------------
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   ----------------------------------------------------------------------------------------------------------------------------
   WA CREDIT SCORE                                 622              712              689             721                   634
   WA ORIGINAL LTV                               95.04            86.94              103           74.42                 92.89
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   PURCHASE                                     66.42%           62.44%          100.00%          56.97%                65.45%
   EQUITY REFINANCE                             30.32%           32.63%                -          12.27%                28.70%
   RATE/TERM REFINANCE                           3.26%            4.94%                -          30.76%                 5.85%
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   PREPAYMENT PENALTY                           71.43%           33.52%          100.00%           0.00%                63.68%
   ----------------------------------------------------------------------------------------------------------------------------
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   SERVICED BY HOMECOMINGS                     100.00%          100.00%          100.00%         100.00%               100.00%
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   CURRENT                                      99.93%          100.00%          100.00%         100.00%                99.94%
   30 TO 59 DAYS DELINQUENT                      0.07%            0.00%            0.00%           0.00%                 0.06%
   60 TO 89 DAYS DELINQUENT (1)                  0.00%            0.00%            0.00%           0.00%                 0.00%
   ----------------------------------------------------------------------------------------------------------------------------




                                        CREDIT SCORES OF THE GROUP II-B LOANS


                                  Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
Range of              Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Credit Score          Loans   Outstanding    Loans   Outstanding     Score        Original LTV
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
500 - 519                  2       $281,243      0.09%           $140,622                74.94%
520 - 539                  4        375,881       0.12            93,970                  77.77
540 - 559                 52       5,228,164      1.71           100,542                  90.17
560 - 579                 201     23,822,481      7.81           118,520                  94.27
580 - 599                 397     51,847,419     17.01           130,598                  97.16
600 - 619                 428     61,848,436     20.29           144,506                  95.46
620 - 639                 299     44,690,389     14.66           149,466                  94.73
640 - 659                 217     35,956,025     11.79           165,696                  93.59
660 - 679                 142     26,458,881      8.68           186,330                  90.80
680 - 699                 85      18,524,204      6.08           217,932                  88.76
700 - 719                 56      12,333,535      4.05           220,242                  86.30
720 - 739                 30       8,598,544      2.82           286,618                  77.26
740 - 759                 24       6,731,350      2.21           280,473                  82.12
760 or greater            23       8,197,984      2.69           356,434                  83.55
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
TOTAL:                   1,960   $304,894,539   100.00%          $155,558                92.89%

                                           ORIGINAL MORTGAGE LOAN BALANCES



                                   Aggregate              Average
Range or                 No. of     Principal   % of       Principal    Weighted
Original                Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Balances($)              Loans   Outstanding    Loans   Outstanding     Score        Original LTV
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
0 - 100,000              640    $49,408,015   16.20%     $77,200         610             95.94%
100,001 - 200,000        941    132,166,022    43.35     140,453         621              96.04
200,001 - 300,000        189     45,425,111    14.90     240,345         632              93.60
300,001 - 400,000        117     42,237,306    13.85     361,003         666              87.87
400,001 - 500,000        57      25,665,291    8.42      450,268         677              85.20
500,001 - 600,000        10      5,479,933     1.80      547,993         705              82.55
600,001 - 700,000         4      2,570,254     0.84      642,564         680              72.00
900,001 - 1,000,000       2      1,942,607     0.64      971,304         722              51.56
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
TOTAL:                  1,960   $304,894,539  100.00%    $155,558        634             92.89%






                                        MORTGAGE RATES OF THE GROUP II-B LOANS



                                  Aggregate              Average
                        No. of     Principal   % of       Principal    Weighted
Range of                Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Mortgage Rates(%)       Loans   Outstanding    Loans   Outstanding     Score        Original LTV
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
     3.000 - 3.499    1        $363,165     0.12%      $363,165         758             74.00%
     3.500 - 3.999    17      4,441,124      1.46      261,243          710              79.29
     4.000 - 4.499    17      7,731,923      2.54      454,819          705              75.52
     4.500 - 4.999    36      15,182,763     4.98      421,743          727              72.42
     5.000 - 5.499    12      4,194,360      1.38      349,530          692              82.51
     5.500 - 5.999    44      15,042,101     4.93      341,866          679              87.65
     6.000 - 6.499    74      17,058,950     5.60      230,526          666              89.41
     6.500 - 6.999   184      34,649,839    11.36      188,314          645              92.55
     7.000 - 7.499   316      51,155,038    16.78      161,883          633              95.06
     7.500 - 7.999   484      63,608,778    20.86      131,423          620              96.07
     8.000 - 8.499   295      36,663,333    12.02      124,282          606              96.94
     8.500 - 8.999   266      31,922,407    10.47      120,009          596              97.32
     9.000 - 9.499   134      14,495,326     4.75      108,174          597              97.73
     9.500 - 9.999    57      6,125,889      2.01      107,472          588              96.46
     10.000 -         13      1,230,547      0.40       94,657          594              97.88
10.499
     10.500 -         8        712,036       0.23       89,004          592              94.54
10.999
     11.000 -         2        316,961       0.10      158,481          599             100.00
11.499
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
     TOTAL:         1,960    $304,894,539  100.00%     $155,558         634             92.89%






                                     NET MORTGAGE RATES OF THE GROUP II-B LOANS


                                  Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
Range of Net         Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Mortgage Rate(%)      Loans   Outstanding    Loans   Outstanding     Score        Original LTV
-----------------------------------------------------------------------------------------------------------
3.000 - 3.499          10     $2,359,283   0.77%     $235,928           725                82.10%
3.500 - 3.999          20      8,059,018    2.64      402,951           700                 75.17
4.000 - 4.499          38     15,979,817    5.24      420,522           724                 73.31
4.500 - 4.999          16      5,909,280    1.94      369,330           707                 80.44
5.000 - 5.499          36     12,715,817    4.17      353,217           671                 86.86
5.500 - 5.999          91     21,639,637    7.10      237,798           667                 89.52
6.000 - 6.499         186     33,857,326   11.10      182,029           645                 93.19
6.500 - 6.999         373     58,308,482   19.12      156,323           630                 94.80
7.000 - 7.499         458     60,001,323   19.68      131,007           618                 96.36
7.500 - 7.999         334     40,910,823   13.42      122,487           604                 97.06
8.000 - 8.499         212     25,573,851    8.39      120,631           597                 97.63
8.500 - 8.999         132     13,740,468    4.51      104,094           596                 97.38
9.000 - 9.499          37      4,146,768    1.36      112,075           592                 95.97
9.500 - 9.999          8        756,224     0.25      94,528            582                 96.32
10.000 - 10.499        7        619,459     0.20      88,494            605                 95.97
10.500 - 10.999        2        316,961     0.10      158,481           599                100.00
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
     TOTAL:      1,960   $304,894,539 100.00%    $155,558           634                92.89%




                                ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-B LOANS



                                  Aggregate              Average
Range of Original      No. of     Principal   % of       Principal    Weighted
Loan to Value         Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Ratios (%)              Loans   Outstanding    Loans   Outstanding     Score        Original LTV
-----------------------------------------------------------------------------------------------------------
0.01 - 50.00           5       $2,055,668      0.67%            $411,134                    718
50.01 - 55.00          2         899,950        0.30             449,975                    687
55.01 - 60.00          5        2,063,121       0.68             412,624                    704
60.01 - 65.00          2         739,725        0.24             369,862                    701
65.01 - 70.00          5        1,705,191       0.56             341,038                    706
70.01 - 75.00          19       6,840,562       2.24             360,030                    671
75.01 - 80.00          89      28,087,611       9.21             315,591                    688
80.01 - 85.00          48       8,395,583       2.75             174,908                    636
85.01 - 90.00         253      43,336,221      14.21             171,289                    643
90.01 - 95.00         725      98,526,192      32.31             135,898                    618
95.01 - 100.00        806      112,065,049     36.76             139,039                    624
100.01 - 105.00        1         179,666        0.06             179,666                    689
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
     TOTAL:      1,960    $304,894,539    100.00%           $155,558                    634









                         STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE GROUP II-B LOANS




                                  Aggregate              Average
                        No. of     Principal   % of       Principal    Weighted
State or                Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Territory               Loans   Outstanding    Loans   Outstanding     Score        Original LTV
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     California       144     $47,643,791    15.63%   $330,860        681              85.76
     Georgia          204     28,715,517      9.42     140,762        629              94.27
     Florida          192     28,708,284      9.42     149,522        634              94.68
     Texas            179     21,282,702      6.98     118,898        615              95.64
     Wisconsin        99      12,706,465      4.17     128,348        615              96.10
     Michigan         79      11,278,896      3.70     142,771        626              93.67
     Illinois         70      10,719,226      3.52     153,132        620              95.27
     North Carolina   75       9,479,740      3.11     126,397        616              96.70
     Other            918     134,359,916    44.07     146,362        627              93.47
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
     Total:          1,960   $304,894,539   100.00%   $155,558        634              92.89

Note: Other includes states and the District of Columbia with under 3% concentrations individually.


                                        LOAN PURPOSE OF THE GROUP II-B LOANS


                              Aggregate              Average
                  No. of     Principal   % of       Principal    Weighted
                 Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Loan Purpose        Loans   Outstanding    Loans   Outstanding     Score        Original LTV
---------------------------------------------------------------------------------------------------------
     Equity         485      $87,508,488     28.70%    $180,430       630             91.31%
 refinance
     Purchase      1,395     199,538,794      65.45    143,039        632              94.70
     Rate/Term      80       17,847,257       5.85     223,091        675              80.34
 refinance
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     TOTAL:        1,960    $304,894,539     100.00%   $155,558       634             92.89%


                                          OCCUPANCY OF THE GROUP II-B LOANS


                                  Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
Occupancy            Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Type                  Loans   Outstanding    Loans   Outstanding     Score        Original LTV
--------------------------------------------------------------------------------------------------------
Non Owner Occupied      67       $7,954,692       2.61%    $118,727       673             85.29%
Primary Residence      1,874     293,902,942      96.39    156,832        633              93.06
                         19        3,036,905       1.00     159,837        663              96.34
Second/Vacation
---------------------------------------------------------------------------------------------------------
     TOTAL:            1,960    $304,894,539     100.00%   $155,558       634             92.89%











                                        PROPERTY TYPE OF THE GROUP II-B LOANS


                                  Aggregate              Average
                        No. of     Principal   % of       Principal    Weighted
                        Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Property Type            Loans   Outstanding    Loans   Outstanding     Score        Original LTV
-----------------------------------------------------------------------------------------------------------
Condo High-Rise (9         1       $228,000      0.07%     $228,000       662              95.00%
stories or more)
Condo Low-Rise (less
than 5 stories)           68      10,423,117      3.42     153,281        634               93.99
Condo Mid-Rise (5 to 8
stories)                   2       496,742        0.16     248,371        648               82.33
Planned Unit              45      7,229,703       2.37     160,660        649               91.74
Developments (attached)
Planned Unit              166     34,338,133     11.26     206,856        652               90.89
Developments (detached)
Single-family detached   1,635   244,136,187     80.07     149,319        631               93.31
Townhouse                 11      1,128,333       0.37     102,576        634               94.95
Two- to four- family      32      6,914,323       2.27     216,073        662               87.59
units
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
TOTAL:                   1,960   $304,894,539   100.00%    $155,558       634              92.89%



                                     DOCUMENTATION TYPE OF THE GROUP II-B LOANS



                                  Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
Documentation         Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Type                  Loans   Outstanding    Loans   Outstanding     Score        Original LTV
-----------------------------------------------------------------------------------------------------------
Full Documentation        1,375   $199,321,253   65.37%    $144,961       621              95.14%
Reduced Documentation      585    105,573,286    34.63     180,467        660               88.64
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
TOTAL:                    1,960   $304,894,539  100.00%    $155,558       634              92.89%

                                   PREPAYMENT PENALTY TERM OF THE GROUP II-B LOANS



                                  Aggregate              Average
                        No. of     Principal   % of       Principal    Weighted
Prepayment              Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Penalty Term             Loans   Outstanding    Loans   Outstanding     Score        Original LTV
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
12 Months                 52     $10,645,216     3.49%     $204,716       634              92.81%
24 Months                1,058   152,081,175     49.88     143,744        623               95.29
36 Months                 213     30,439,958      9.98     142,911        627               94.74
60 Months                  3       372,594        0.12     124,198        583               88.40
None                      631    110,745,130     36.32     175,507        652               89.05
Other                      3       610,465        0.20     203,488        651              100.00
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
TOTAL:                   1,960   $304,894,539   100.00%    $155,558       634              92.89%

*Other includes all loans with prepayment penalty terms not equal to 0, 12, 24, 36, and 60 months. No loans have prepayment penalty terms greater than 60 months.

                                         INDEX TYPE OF THE GROUP II-B LOANS


                                  Aggregate              Average
                        No. of     Principal   % of       Principal    Weighted
                        Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Index Type              Loans   Outstanding    Loans   Outstanding     Score        Original LTV
-----------------------------------------------------------------------------------------------------------
Libor - 1 Year            83     $29,297,380     9.61%     $352,980       715              76.22%
Libor - 6 Month          1,869   273,742,660     89.78     146,465        625               94.70
Treasury - 1 Year          8      1,854,498       0.61     231,812        741               89.03
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
TOTAL:                   1,960   $304,894,539   100.00%    $155,558       634              92.89%



                                    MAXIMUM MORTGAGE RATE OF THE GROUP II-B LOANS


                                  Aggregate              Average
                        No. of     Principal   % of       Principal    Weighted
Range of Maximum        Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Mortgage Rate (%)        Loans   Outstanding    Loans   Outstanding     Score        Original LTV
---------------------------------------------------------------------------------------------------------
8.000 - 8.999             1       $379,568      0.12%    $379,568       691              80.00%
9.000 - 9.999            56      20,944,136     6.87      374,002       725               74.19
10.000 - 10.999          22      9,343,121      3.06      424,687       707               77.84
11.000 - 11.999          40      12,439,009     4.08      310,975       683               85.26
12.000 - 12.999          205     39,272,841     12.88     191,575       653               91.50
13.000 - 13.999          779    115,920,253     38.02     148,806       627               95.05
14.000 - 14.999          575     75,089,005     24.63     130,590       608               96.86
15.000 - 15.999          222     25,352,412     8.32      114,200       597               97.50
16.000 - 16.999          57      5,708,008      1.87      100,140       596               96.14
17.000 - 17.999           3       446,186       0.15      148,729       602               98.55
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
TOTAL:                  1,960   $304,894,539   100.00%   $155,558       634              92.89%

                                         NOTE MARGIN OF THE GROUP II-B LOANS



                                  Aggregate              Average
                      No. of     Principal   % of       Principal    Weighted
Range of Note         Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Margin(%)              Loans   Outstanding    Loans   Outstanding     Score        Original LTV
------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
2.000 - 2.499             76      $29,359,973    9.63%   $386,315       720             74.38%
3.000 - 3.499             19       5,146,833     1.69     270,886       708              87.87
3.500 - 3.999              6       1,504,217     0.49     250,703       712              84.74
4.000 - 4.499              1        179,666      0.06     179,666       689             103.00
5.000 - 5.499             35       9,515,600     3.12     271,874       668              93.19
5.500 - 5.999             51       12,578,921    4.13     246,646       667              90.42
6.000 - 6.499             29       6,287,751     2.06     216,819       659              87.68
6.500 - 6.999             103      26,542,302    8.71     257,692       645              90.61
7.000 - 7.499             197      29,729,758    9.75     150,912       637              94.45
7.500 - 7.999             348      48,856,000    16.02    140,391       624              95.18
8.000 - 8.499             409      52,635,947    17.26    128,694       615              96.29
8.500 - 8.999             309      40,224,063    13.19    130,175       606              96.82
9.000 - 9.499             218      25,458,225    8.35     116,781       598              97.67
9.500 - 9.999             112      12,620,001    4.14     112,679       593              97.84
10.000 - 10.499           32       2,956,164     0.97     92,380        585              97.85
10.500 - 10.999           12       1,114,943     0.37     92,912        588              97.47
11.000 - 11.499            3        184,175      0.06     61,392        586             100.00
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
TOTAL:                   1,960    $304,894,539  100.00%  $155,558       634             92.89%








                             NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP II-B LOANS



                                    Aggregate              Average
                         No. of     Principal   % of       Principal    Weighted
Next Interest Rate       Mortgage   Balance     Group I     Balance    Average Credit Weighted Average
Adjustment Date          Loans   Outstanding    Loans   Outstanding     Score        Original LTV
-------------------------------------------------------------------------------------------------------
2004 November             1         $396,000     0.13%   $396,000       682             90.00%
2005 April                1         363,165      0.12     363,165       758              74.00
2005 October              4        1,087,661     0.36     271,915       613              78.89
2005 November             3         303,380      0.10     101,127       605              93.41
2005 December             5        1,533,097     0.50     306,619       634              89.06
2006 January              16       2,096,441     0.69     131,028       616              93.54
2006 February            101       18,894,286    6.20     187,072       647              94.05
2006 March               242       40,763,146    13.37    168,443       633              94.16
2006 April              1,036     140,837,376    46.19    135,943       620              95.60
2006 May                 186       26,094,274    8.56     140,292       617              94.54
2006 September            1         357,409      0.12     357,409       581              80.00
2007 January              2         201,965      0.07     100,982       731              90.00
2007 February             5         721,812      0.24     144,362       623              88.99
2007 March                15       2,710,825     0.89     180,722       639              96.77
2007 April               215       33,626,730    11.03    156,403       639              91.97
2007 May                  73       12,866,724    4.22     176,256       641              90.37
2008 July                 1         986,607      0.32     986,607       724              24.00
2008 November             1         363,750      0.12     363,750       775              75.00
2009 March                2         539,642      0.18     269,821       701              85.51
2009 April                33       13,518,112    4.43     409,640       731              77.40
2009 May                  10       3,611,870     1.18     361,187       710              75.49
2011 April                5        2,220,417     0.73     444,083       758              76.02
2011 May                  2         799,850      0.26     399,925       683              64.00
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
TOTAL:                  1,960     $304,894,539  100.00%  $155,558       634             92.89%







------------------------------------------------------------------------------


                                $1,050,000,000 (APPROXIMATE)

                           GMAC RFC (GRAPHIC OMITTED)

                      MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                      SERIES 2004-RS5


                                 RAMP SERIES 2004-RS5 TRUST
                                           ISSUER


                         RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                         DEPOSITOR


                              RESIDENTIAL FUNDING CORPORATION
                                      MASTER SERVICER



                                        MAY 18, 2004


--------------------------------------------------------------------------------


                  CREDIT SUISSE FIRST BOSTON (GRAPHIC OMITTED)





The  information  herein has been provided  solely by Credit Suisse First Boston
LLC ("CSFB") based on information with respect to the mortgage loans provided by
Residential Funding Corporation ("RFC") and its affiliates.  Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of
the  information   herein.  By  entering  into  a  transaction  with  CSFB,  you acknowledge  that you have read and  understood  the  following  terms:  CSFB is acting  solely  as an  arm's  length  contractual  counterparty  and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any  transaction  you should ensure that you fully  understand its potential risks and rewards and  independently  determine that it is appropriate for you given your objectives,  experience, financial and operational resources, and other relevant circumstances.  You should consult with such advisers, as you deem  necessary  to assist you in making these  determinations.  You should also understand  that CSFB or its  affiliates may provide  banking,  credit and other financial  services  to  any  company  or  issuer  of  securities  or  financial instruments referred to herein, underwrite, make a market in, have positions in, or  otherwise  buy and sell  securities  or financial  instruments  which may be identical or economically  similar to any transaction  entered into with you. If we make a market in any  security  or  financial  instrument,  it should  not be assumed that we will continue to do so. Any indicative terms provided to you are provided for your  information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation  to conclude any transaction  (whether on  the  indicative  terms  or  otherwise).  Any  indicative  price  quotations, disclosure  materials  or  analyses  provided  to  you  have  been  prepared  on assumptions and parameters that reflect good faith  determinations by us or that have been  expressly  specified by you and do not  constitute  advice by us. The assumptions and parameters used are not the only ones that might reasonably have been  selected  and  therefore  no  guarantee  is  given  as  to  the  accuracy, completeness, or reasonableness of any such quotations,  disclosure or analyses.
No representation or warranty is made that any indicative  performance or return indicated  will be achieved in the future.  None of the  employees  or agents of
CSFB or its  affiliates is  authorized to amend or supplement  the terms of this notice,  other than in the form of a written  instrument,  duly  executed  by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates. The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized.
This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.




GROUP II EXCESS SPREAD

-------------------------------------------------------------------------------------------------------------
          FORWARD
          1M        FORWARD                                     FORWARD    FORWARD
          LIBOR     6M LIBOR   STATIC      FORWARD              1M LIBOR   6M LIBOR   STATIC     FORWARD
 PERIOD    CURVE      CURVE     LIBOR(1)   LIBOR(1)    PERIOD     CURVE      CURVE    LIBOR(1)    LIBOR(1)
-------------------------------------------------------------------------------------------------------------
    1        NA        NA          NA         NA         50      5.7523%    5.9257%    6.686%      6.271%
    2     1.2892%    1.6976%     5.266%     5.077%       51      5.8075%    5.9620%    6.631%      6.021%
    3     1.4504%    1.8476%     5.219%     4.860%       52      5.8543%    5.9928%    6.631%      5.976%
    4     1.6232%    2.0163%     5.223%     4.689%       53      5.8556%    6.0212%    6.684%      6.250%
    5     1.7623%    2.1668%     5.277%     4.625%       54      5.9061%    6.0510%    6.629%      6.236%
    6     1.9126%    2.3184%     5.230%     4.406%       55      5.9493%    6.0767%    6.683%      6.399%
    7     2.0720%    2.4777%     5.285%     4.334%       56      5.9496%    6.1032%    6.628%      6.194%
    8     2.2421%    2.6410%     5.237%     4.087%       57      5.9963%    6.1311%    6.627%      6.149%
    9     2.4042%    2.7871%     5.239%     3.931%       58      6.0345%    6.1568%    6.790%      6.731%
   10     2.5621%    2.9537%     5.391%     4.072%       59      6.0211%    6.1845%    6.623%      6.226%
   11     2.7075%    3.0919%     5.238%     3.643%       60      6.0625%    6.2115%    6.663%      6.549%
   12     2.8512%    3.2210%     5.284%     3.616%       61      6.1004%    6.2384%    6.608%      6.307%
   13     3.0025%    3.3612%     5.230%     3.359%       62      6.1083%    6.2657%    6.663%      6.509%
   14     3.1311%    3.4942%     5.277%     3.346%       63      6.1475%    6.2918%    6.609%      6.263%
   15     3.2729%    3.6193%     5.221%     3.089%       64      6.1816%    6.3169%    6.609%      6.231%
   16     3.4205%    3.7523%     5.216%     2.943%       65      6.1876%    6.3419%    6.664%      6.495%
   17     3.5206%    3.8665%     5.263%     2.971%       66      6.2214%    6.3660%    6.610%      6.253%
   18     3.6601%    3.9770%     5.206%     2.705%       67      6.2538%    6.3909%    6.665%      6.435%
   19     3.8001%    4.0956%     5.253%     2.704%       68      6.2652%    6.4176%    6.611%      6.212%
   20     3.8939%    4.1934%     5.196%     2.475%       69      6.2965%    6.4392%    6.611%      6.182%
   21     4.0288%    4.2874%     5.191%     2.342%       70      6.3246%    6.4625%    6.775%      6.802%
   22     4.1373%    4.3841%     5.342%     2.680%       71      6.3383%    6.4864%    6.611%      6.154%
   23     4.1824%    4.4681%     5.746%     3.259%       72      6.3683%    6.5070%    6.666%      6.356%
   24     4.2970%    4.5499%     6.437%     4.396%       73      6.3967%    6.5289%    6.612%      6.115%
   25     4.4146%    4.6333%     6.380%     4.131%       74      6.4017%    6.5505%    6.667%      6.328%
   26     4.4436%    4.7095%     6.427%     4.261%       75      6.4285%    6.5724%    6.613%      6.085%
   27     4.5502%    4.7868%     6.369%     4.002%       76      6.4550%    6.5977%    6.613%      6.060%
   28     4.6592%    4.8679%     6.364%     3.897%       77      6.4677%    6.6155%    6.668%      6.268%
   29     4.6811%    4.9314%     6.411%     4.470%       78      6.4934%    6.6363%    6.613%      6.025%
   30     4.7800%    4.9986%     6.352%     4.620%       79      6.5176%    6.6569%    6.668%      6.223%
   31     4.8790%    5.0654%     6.400%     4.698%       80      6.5346%    6.6790%    6.614%      5.987%
   32     4.8992%    5.1233%     6.340%     4.510%       81      6.5612%    6.6992%    6.614%      5.962%
   33     4.9915%    5.1801%     6.334%     4.425%       82      6.5794%    6.7225%    6.778%      6.614%
   34     5.0787%    5.2369%     6.490%     4.874%       83      6.5955%    6.7436%    6.615%      5.933%
   35     5.0722%    5.2869%     6.321%     4.793%       84      6.6156%    6.7603%    6.667%      6.170%
   36     5.1522%    5.3392%     6.671%     5.815%       85      6.6387%    6.7807%    6.612%      5.928%
   37     5.2337%    5.3940%     6.610%     5.579%       86      6.6586%    6.7962%    6.667%      6.135%
   38     5.2309%    5.4392%     6.667%     5.727%       87      6.6789%    6.8110%    6.613%      5.890%
   39     5.3060%    5.4922%     6.626%     5.487%       88      6.6992%    6.8271%    6.613%      5.871%
   40     5.3805%    5.5390%     6.631%     5.421%       89      6.7031%    6.8372%    6.668%      6.095%
   41     5.3805%    5.5813%     6.689%     5.752%       90      6.7231%    6.8504%    6.614%      5.850%
   42     5.4506%    5.6272%     6.636%     5.969%       91      6.7399%    6.8625%    6.669%      6.062%
   43     5.5187%    5.6664%     6.690%     6.094%       92      6.7451%    6.8738%    6.614%      5.829%
   44     5.5257%    5.7065%     6.635%     5.897%       93      6.7633%    6.8840%    6.615%      5.812%
   45     5.5926%    5.7490%     6.635%     5.834%       94      6.7774%    6.8950%    6.724%      6.257%
   46     5.6475%    5.7832%     6.743%     6.170%       95      6.7768%    6.9053%    6.615%      5.802%
   47     5.6384%    5.8190%     6.634%     5.888%       96      6.7920%    6.9136%    6.670%      6.026%
   48     5.6976%    5.8584%     6.687%     6.307%
   49     5.7500%    5.8922%     6.632%     6.076%
-------------------------------------------------------------------------------------------------------------
(1) Assumes the Pricing Prepayment Speed.

Note : For purposes of demonstrating the excess spread above, we have assumed that the 1-year CMT and 1-year LIBOR forward curves are equal to the 6-month
LIBOR forward curve.

--------------------------------------------------------------------------------

                          $1,050,000,000 (APPROXIMATE)



                           GMAC RFC (GRAPHIC OMITTED)

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                 SERIES 2004-RS5


                           RAMP SERIES 2004-RS5 TRUST
                                     ISSUER


                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                    DEPOSITOR


                         RESIDENTIAL FUNDING CORPORATION
                                 MASTER SERVICER



                                  MAY 18, 2004


--------------------------------------------------------------------------------


                   CREDIT SUISSE FIRST BOSTON [OBJECT OMITTED]

The information herein has been provided solely by Credit Suisse First Boston LLC ("CSFB") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so. Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates. The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

BREAKEVEN CDR TABLE

THE TABLE BELOW DISPLAYS THE CONSTANT DEFAULT RATE ("CDR"), AND THE RELATED CUMULATIVE COLLATERAL LOSS, THAT CAN BE SUSTAINED WITHOUT THE REFERENCED CLASS INCURRING A WRITEDOWN. CALCULATIONS ARE RUN TO MATURITY AT BOTH STATIC AND FORWARD LIBOR. OTHER ASSUMPTIONS INCORPORATED INCLUDE: (1) PREPAYMENT SPEED IS 20% HEP FOR THE GROUP I LOANS AND 25% HEP FOR THE GROUP II LOANS, (2) 40% LOSS SEVERITY, (3) 12 MONTH LAG FROM DEFAULT TO LOSS, AND (4) TRIGGERS FAIL (I.E., NO STEPDOWN):



 --------------------------------------------------------------------------------------------
                                  STATIC LIBOR                          FORWARD LIBOR
 --------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------
 CLASS             RATING (S/M)    CDR BREAK    CUM LOSS(1)      CDR BREAK     CUM LOSS(1)
 M-II-1              AA/Aa2          25.66         21.51%          21.54          19.44%
 M-II-2               A/A2           18.97         17.90%          15.39          15.63%
 M-II-3               A-/A3          17.41         16.93%          13.95          14.59%
 M-II-4             BBB+/Baa1        15.33         15.53%          12.03          13.11%
 M-II-5             BBB/Baa2         13.86         14.47%          10.86          12.15%
 --------------------------------------------------------------------------------------------


(1) EXPRESSED AS A PERCENTAGE OF THE AGGREGATE STATED PRINCIPAL BALANCE OF THE GROUP II LOANS AS OF THE CUT-OFF DATE

CSFB CONTACTS


--------------------------------------------------------------------------------
                                      NAME                PHONE EXTENSION
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 ASSET FINANCE:            Brendan J. Keane               (212) 325-6459
                           John Herbert                   (212) 325-2412
                           Kenny Rosenberg                (212) 325-3587
                           Saumil Patel                   (212) 325-5945
                           David Steinberg - Collateral   (212) 325-2774
                           Todor Glogov - Collateral      (212) 325-1427
                           Balazs Foldvari - Structuring  (212) 538-3549

 ASSET BACKED SYNDICATION: Tricia Hazelwood               (212) 325-8549
                           Melissa Simmons                (212) 325-8549
                           Jim Drvostep                   (212) 325-8549

 ASSET BACKED RESEARCH:    Rod Dubitsky                   (212) 325-4740
                           Chris Fenske                   (212) 325-0369

-------------------------------------------------------------------------------

RAMP-04RS5 - PRICE/YIELD - A-I-5

--------------------------------------------------------------------------------
Balance    $69,309,00Delay      24         WAC(1)    6.722      WAM(1)      346
Coupon     5.75      Dated      05/01/2004 NET(1)    6.373313   WALA(1)       2
Settle     05/27/2004First Payme06/25/2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
    SPREAD
           ----------------------------------------------------------------------------------------------------------------
    140.00  86.69678   88.50377  90.06190   91.40619  92.59260 93.62997  94.75955 95.8915096.90151 97.78532 98.55360 Price
    140.00     7.141      7.032     6.936      6.853     6.778    6.711     6.609   6.485    6.357    6.225   6.090  Yield
           ----------------------------------------------------------------------------------------------------------------

           ---------------------------------------------------------------------------------------------------------
       WAL     18.73      16.62     14.77      13.16     11.71    10.42      9.31    8.34     7.50     6.77    6.12
  MOD DURN     10.39       9.79      9.17       8.55      7.92     7.30      6.73    6.21     5.73     5.29    4.89

           ----------------------------------------------------------------------------------------------------------------
PRINCIPAL WJul17 - NoSep15 - NovFeb14 - JuSep12 - OctFeb11 - DeMay10 - MSep09 - AuMar09 - Oct08 - OMay08 - AuFeb08 - Jul18
PRINCIPAL # MONTH185        195       197        194       191      179       168     156      145      136     126
           ---------------------------------------------------------------------------------------------------------

 LIBOR_1MO       1.1        1.1       1.1        1.1       1.1      1.1       1.1     1.1      1.1      1.1     1.1
 LIBOR_6MO      1.53       1.53      1.53       1.53      1.53     1.53      1.53    1.53     1.53     1.53    1.53
 LIBOR_1YR      1.53       1.53      1.53       1.53      1.53     1.53      1.53    1.53     1.53     1.53    1.53
   CMT_1YR    2.0275     2.0275    2.0275     2.0275    2.0275   2.0275    2.0275  2.0275   2.0275   2.0275  2.0275
    PREPAY                                                                    50
Pricing60ePricingS70ePricing80ePricingS90ePricing100ePrici110pPricin120ePric130SPrici140pPrici150pPricingSpeed
OPTIONAL  RECallT(N,N)  Call (N,N)Call (N,N) Call (N,N)Call  (N,N)Call  (N,NCall
(N,N)Call (N,Call (N,NCall (N,NCall (N,N)
--------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------
      Swap Mat  2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR  20YR  30YR
           Yld 2.99 3.612 4.064 4.403 4.666 4.874 5.039 5.174 5.289 5.807 5.861
---------------------------------------------------------------


           THIS MATERIAL IS PROVIDED TO YOU SOLELY FOR INFORMATIONAL PURPOSES, IS INTENDED FOR YOUR USE ONLY AND DOES NOT CONSTITUTE AN OFFER OR COMMITMENT, A SOLICITATION OF AN OFFER OR COMMITMENT, OR ANY ADVICE
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           THIS  MATERIAL  HAS BEEN  PREPARED BY CSFB BASED ON  ASSUMPTIONS  AND
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           ADVISERS AS TO THE RISKS INVOLVED IN MAKING SUCH A PURCHASE.

Disclaimer:

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no